UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

MFS VARIABLE INSURANCE TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2016

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO

MFS® Variable Insurance Trust III

VSC-ANN

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Small Cap Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Univar, Inc.	1.7%
East West Bancorp, Inc.	1.6%
NCR Corp.	1.6%
OraSure Technologies, Inc.	1.6%
AMAG Pharmaceuticals, Inc.	1.6%
RE/MAX Holdings, Inc., “A”	1.5%
SPX Corp.	1.5%
Wintrust Financial Corp.	1.4%
TriMas Corp.	1.4%
Gramercy Property Trust, Inc., REIT	1.4%

Equity sectors
Financial Services	26.9%
Technology	15.5%
Health Care	12.0%
Industrial Goods & Services	11.3%
Basic Materials	6.2%
Special Products & Services	5.6%
Leisure	4.9%
Energy	3.9%
Consumer Staples	3.4%
Utilities & Communications	3.2%
Retailing	2.8%
Transportation	2.1%
Autos & Housing	1.0%

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Small Cap Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Blended Research Small Cap Equity Portfolio (“fund”) provided a total return of 20.90%, while Service Class shares of the fund provided a total return of 20.58%. These compare with a return of 21.31% over the same period for the fund’s benchmark, the Russell 2000® Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Security selection in both the financial services and utilities & communications sectors weighed on performance relative to the Russell 2000® Index. Although stock selection was an area of weakness in the financial services sector, there were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period. Within the utilities & communications sector, the fund’s overweight position in shares of power generation company Dynegy hurt relative results. Shares of Dynegy declined late in the reporting period after the company announced weaker-than-expected guidance for 2017.

Stocks in other sectors that detracted from relative returns included overweight positions in molecular diagnostics company Exact Sciences, therapeutic products manufacturer Acorda Therapeutics, advanced hormone therapy company TherapeuticsMD, software engineering solutions and technology services provider EPAM Systems, information security company Secureworks, packaging products and solutions provider Multi Packaging Solutions International, molecular diagnostic products maker Myriad Genetics (h) and clinical-stage biotechnology company Applied Genetic Technologies (h). Not holding shares of strong-performing global semiconductor company Advanced Micro Devices also diminished relative results.

Contributors to Performance

Strong stock selection in both the health care and special products & services sectors contributed to relative performance during the reporting period. Within the health care sector, overweight positions in genetic disease diagnostics company Affymetrix (h) and biopharmaceutical company AMAG Pharmaceuticals supported relative returns. Shares of Affymetrix advanced early in the period, and before being delisted, as the company announced it had accepted an offer to be acquired by Thermo Fisher Scientific. Although stock selection in the special products & services sector was an area of relative strength, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Elsewhere, overweight positions in network traffic solution provider Gigamon (h), emulsion polymers and plastics maker Trinseo, steel products manufacturer Olympic Steel, business and travel product company Tumi (h), scrap metal recycler Schnitzer Steel Industries (h),

3

MFS Blended Research Small Cap Equity Portfolio

Management Review – continued

infrastructure equipment supplier SPX and specialty chemical distributor Univar aided relative returns. Holding shares of consumer transactions solutions provider NCR (b) also helped relative results as strong demand for ATM and self-checkout products appeared to have supported investor sentiment.

Respectfully,

Jim Fallon	Matt Krummell	Jonathan Sage	Jed Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Small Cap Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/17/00	20.90%	15.76%	7.48%
Service Class	5/01/06	20.58%	15.46%	7.16%

Comparative benchmark
Russell 2000® Index (f)		21.31%	14.46%	7.07%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000® Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market. The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Small Cap Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.29%	$1,000.00	$1,149.19	$1.57
	Hypothetical (h)	0.29%	$1,000.00	$1,023.68	$1.48
Service Class	Actual	0.54%	$1,000.00	$1,147.63	$2.92
	Hypothetical (h)	0.54%	$1,000.00	$1,022.42	$2.75

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian during the six month period. Had this one-time Reimbursement of Expenses by Custodian not occurred during the six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.47%, $2.54 and $2.39 for Initial Class and 0.72%, $3.89 and $3.66 for Service Class, respectively. See Note 2 in the Notes to Financial Statements for additional information.

6

MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.8%
Aerospace – 0.7%
AAR Corp.	2,498	$82,559
CACI International, Inc., “A” (a)	412	51,212
Triumph Group, Inc.	21,887	580,006

		$713,777

Airlines – 1.9%
Copa Holdings S.A., “A”	13,881	$1,260,811
Hawaiian Holdings, Inc. (a)	4,748	270,636
SkyWest, Inc.	11,980	436,671

		$1,968,118

Automotive – 0.1%
Cooper Tire & Rubber Co.	2,357	$91,569

Biotechnology – 4.4%
Acorda Therapeutics, Inc. (a)	27,752	$521,738
AMAG Pharmaceuticals, Inc. (a)	46,006	1,601,009
Exact Sciences Corp. (a)(l)	61,250	818,300
MiMedx Group, Inc. (a)(l)	110,631	980,191
Natera, Inc. (a)	10,851	127,065
Vanda Pharmaceuticals, Inc. (a)	30,809	491,404

		$4,539,707

Brokerage & Asset Managers – 0.3%
KCG Holdings, Inc., “A” (a)	8,787	$116,428
Legg Mason, Inc.	4,445	132,950
OM Asset Management PLC	3,563	51,664

		$301,042

Business Services – 4.3%
Forrester Research, Inc.	30,165	$1,295,587
RE/MAX Holdings, Inc., “A”	28,355	1,587,880
Travelport Worldwide Ltd.	98,729	1,392,079
WEX, Inc. (a)	1,353	150,995

		$4,426,541

Chemicals – 0.5%
Huntsman Corp.	30,099	$574,289

Computer Software – 4.5%
2U, Inc. (a)	21,667	$653,260
Aspen Technology, Inc. (a)	13,803	754,748
Cornerstone OnDemand, Inc. (a)	13,210	558,915
Manhattan Associates, Inc. (a)	19,999	1,060,547
Paylocity Holding Corp. (a)	30,161	905,132
SecureWorks Corp. (a)	64,784	686,063

		$4,618,665

Computer Software – Systems – 4.7%
Barracuda Networks, Inc. (a)	35,382	$758,236
Carbonite, Inc. (a)	33,101	542,856
EPAM Systems, Inc. (a)	15,616	1,004,265
NCR Corp. (a)	41,585	1,686,688
Rapid7, Inc. (a)	20,878	254,085

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
Varonis Systems, Inc. (a)	21,142	$566,606

		$4,812,736

Construction – 0.9%
GMS, Inc. (a)	5,854	$171,405
Patrick Industries, Inc. (a)	2,032	155,042
Pool Corp.	5,443	567,923

		$894,370

Consumer Products – 0.4%
Nu Skin Enterprises, Inc., “A”	9,291	$443,924

Consumer Services – 1.3%
Carriage Services, Inc.	2,311	$66,187
K12, Inc. (a)	34,500	592,020
ServiceMaster Global Holdings, Inc. (a)	18,359	691,584

		$1,349,791

Containers – 0.7%
Multi Packaging Solutions International Ltd. (a)	53,880	$768,329

Electrical Equipment – 2.1%
American Outdoor Brands Corp. (a)(l)	23,691	$499,406
Energy Recovery, Inc. (a)	4,417	45,716
TriMas Corp. (a)	61,066	1,435,051
WESCO International, Inc. (a)	2,966	197,387

		$2,177,560

Electronics – 3.2%
Amkor Technology, Inc. (a)	42,303	$446,297
Benchmark Electronics, Inc. (a)	18,740	571,570
Diodes, Inc. (a)	8,334	213,934
Inphi Corp. (a)	4,280	190,974
Jabil Circuit, Inc.	28,341	670,831
Sanmina Corp. (a)	27,541	1,009,378
Vishay Intertechnology, Inc.	12,471	202,030

		$3,305,014

Energy – Independent – 3.7%
Delek U.S. Holdings, Inc.	24,616	$592,507
PBF Energy, Inc., “A”	17,870	498,216
PDC Energy, Inc. (a)	15,317	1,111,708
Rice Energy, Inc. (a)	57,325	1,223,889
Westmoreland Coal Co. (a)	22,391	395,649

		$3,821,969

Engineering – Construction – 1.7%
Chicago Bridge & Iron Co. N.V.	15,749	$500,031
KBR, Inc.	73,583	1,228,100

		$1,728,131

Entertainment – 0.4%
Ascent Capital Group, Inc., “A” (a)	25,957	$422,061

Food & Beverages – 3.0%
Darling Ingredients, Inc. (a)	61,685	$796,353
Dean Foods Co.	43,150	939,807

7

MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
Snyders-Lance, Inc.	17,083	$654,962
SpartanNash Co.	17,656	698,118

		$3,089,240

Forest & Paper Products – 0.2%
Domtar Corp.	4,311	$168,258

Gaming & Lodging – 0.5%
Intrawest Resorts Holdings, Inc. (a)	29,482	$526,254

Health Maintenance Organizations – 0.6%
Molina Healthcare, Inc. (a)	12,133	$658,337

Insurance – 4.6%
Ambac Financial Group, Inc. (a)	4,485	$100,913
American Equity Investment Life Holding Co.	38,760	873,650
Hanover Insurance Group, Inc.	1,155	105,117
HCI Group, Inc.	14,182	559,905
Heritage Insurance Holdings, Inc.	21,046	329,791
Maiden Holdings Ltd.	4,701	82,032
Safety Insurance Group, Inc.	8,332	614,068
Third Point Reinsurance Ltd. (a)	29,294	338,346
United Insurance Holdings Co.	31,986	484,268
Universal Insurance Holdings, Inc.	22,747	646,015
Validus Holdings Ltd.	10,807	594,493

		$4,728,598

Internet – 1.9%
Blucora, Inc. (a)	19,453	$286,932
LogMeIn, Inc.	14,332	1,383,755
Rubicon Project, Inc. (a)	11,265	83,586
Shutterfly, Inc. (a)	3,567	178,992

		$1,933,265

Machinery & Tools – 6.8%
Allison Transmission Holdings, Inc.	25,922	$873,312
Colfax Corp. (a)	8,431	302,926
Columbus McKinnon Corp.	30,501	824,747
Greenbrier Cos., Inc. (l)	2,825	117,379
Herman Miller, Inc.	3,858	131,944
IPG Photonics Corp. (a)	11,731	1,157,967
Park-Ohio Holdings Corp.	14,133	602,066
Regal Beloit Corp.	5,579	386,346
SPX Corp. (a)	65,023	1,542,346
SPX FLOW, Inc. (a)	34,381	1,102,255

		$7,041,288

Medical Equipment – 5.3%
Accuray, Inc. (a)	92,065	$423,499
Analogic Corp.	2,672	221,642
Biotelemetry, Inc. (a)	28,109	628,236
CONMED Corp.	5,418	239,313
Insulet Corp. (a)	5,719	215,492
NxStage Medical, Inc. (a)	52,047	1,364,152
OraSure Technologies, Inc. (a)	185,701	1,630,455
VWR Corp. (a)	30,170	755,155

		$5,477,944

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Metals & Mining – 0.9%
Olympic Steel, Inc.	26,003	$630,053
Ryerson Holding Corp. (a)	24,407	325,833

		$955,886

Natural Gas – Distribution – 0.1%
Southwest Gas Holdings, Inc.	913	$69,954

Network & Telecom – 1.3%
Ixia (a)	81,368	$1,310,025

Oil Services – 0.2%
Forum Energy Technologies, Inc. (a)	2,207	$48,554
Superior Energy Services, Inc.	10,649	179,755

		$228,309

Other Banks & Diversified Financials – 13.5%
Altisource Portfolio Solutions S.A. (a)	20,283	$539,325
BancorpSouth, Inc.	30,462	945,845
Berkshire Hills Bancorp, Inc.	9,131	336,477
Cathay General Bancorp, Inc.	35,029	1,332,153
East West Bancorp, Inc.	33,411	1,698,281
Enova International, Inc. (a)	43,665	547,996
First Interstate BancSystem, Inc.	33,047	1,406,150
Glacier Bancorp, Inc.	3,906	141,514
Lakeland Financial Corp.	1,873	88,705
Legacytextas Financial Group, Inc.	26,231	1,129,507
Nelnet, Inc., “A”	5,892	299,019
OFG Bancorp	21,220	277,982
OneMain Holdings, Inc. (a)	14,661	324,595
PacWest Bancorp	11,640	633,682
Popular, Inc.	15,308	670,797
Regional Management Corp. (a)	28,987	761,778
Western Alliance Bancorp. (a)	21,013	1,023,543
Wintrust Financial Corp.	20,336	1,475,784
World Acceptance Corp. (a)	4,047	260,141

		$13,893,274

Pharmaceuticals – 1.6%
Amphastar Pharmaceuticals, Inc. (a)	38,571	$710,478
Catalent, Inc. (a)	7,375	198,830
Impax Laboratories, Inc. (a)	9,747	129,148
TherapeuticsMD, Inc. (a)(l)	107,185	618,457

		$1,656,913

Printing & Publishing – 1.3%
LSC Communications, Inc.	3,559	$105,631
New Media Investment Group, Inc.	25,185	402,708
Quad/Graphics, Inc.	21,969	590,527
RR Donnelley & Sons Co.	9,490	154,877
Time, Inc.	3,840	68,544

		$1,322,287

Real Estate – 8.6%
Ashford Hospitality Trust, REIT	60,504	$469,511
Corporate Office Properties Trust, REIT	8,037	250,915
Equity Commonwealth, REIT (a)	7,332	221,720
Gaming and Leisure Properties, Inc., REIT	13,331	408,195

8

MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – continued
Gramercy Property Trust, Inc., REIT	154,096	$1,414,601
Hospitality Properties Trust, REIT	16,087	510,601
Life Storage, Inc., REIT	1,778	151,592
Medical Properties Trust, Inc., REIT	92,903	1,142,707
Mid-America Apartment Communities, Inc., REIT	10,690	1,046,765
Ryman Hospitality Properties, Inc., REIT	1,194	75,234
STAG Industrial, Inc., REIT	10,959	261,591
Store Capital Corp., REIT	43,739	1,080,791
Tanger Factory Outlet Centers, Inc., REIT	11,704	418,769
Washington Prime Group, Inc., REIT	133,873	1,393,618

		$8,846,610

Restaurants – 2.7%
BJ’s Restaurants, Inc. (a)	5,341	$209,901
Brinker International, Inc.	25,159	1,246,125
Carrols Restaurant Group, Inc. (a)	35,900	547,475
Chuy’s Holdings, Inc. (a)	9,818	318,594
Wingstop, Inc.	15,772	466,693

		$2,788,788

Specialty Chemicals – 3.8%
A. Schulman, Inc.	30,996	$1,036,816
Pacific Ethanol, Inc. (a)	23,846	226,537
Trinseo S.A.	15,122	896,735
Univar, Inc. (a)	62,455	1,771,848

		$3,931,936

Specialty Stores – 2.8%
Citi Trends, Inc.	37,883	$713,716
Express, Inc. (a)	43,284	465,736
Sally Beauty Holdings, Inc. (a)	7,499	198,124
Urban Outfitters, Inc. (a)	37,341	1,063,472
Zumiez, Inc. (a)	19,924	435,339

		$2,876,387

Telecommunications – Wireless – 0.2%
Telephone and Data Systems, Inc.	6,420	$185,345

Telephone Services – 0.4%
Windstream Holdings, Inc. (l)	60,073	$440,335

Trucking – 0.2%
Marten Transport Ltd.	10,596	$246,887

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – 2.5%
Dynegy, Inc. (a)	80,126	$677,866
NRG Energy, Inc.	104,566	1,281,979
Spark Energy, Inc., “A” (l)	19,765	598,874

		$2,558,719

Total Common Stocks (Identified Cost, $84,800,780)		$101,892,432

	Strike Price	First Exercise
WARRANTS – 0.0%
OTHER BANKS & DIVERSIFIED FINANCIALS – 0.0%
Emergent Capital, Inc. (1 share for 1 warrant) (Identified Cost, $0) (a)	$10.75	11/06/14	318	$3

MONEY MARKET FUNDS – 1.0%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $1,052,191)			1,052,191	$1,052,191

COLLATERAL FOR SECURITIES LOANED – 3.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (j) (Identified Cost, $3,212,967)			3,212,967	$3,212,967

Total Investments (Identified Cost, $89,065,938)				$106,157,593

OTHER ASSETS, LESS LIABILITIES – (2.9)%				(2,989,537)

NET ASSETS – 100.0%				$103,168,056

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $88,013,747)	$105,105,402
Underlying affiliated funds, at value (identified cost, $1,052,191)	1,052,191
Total investments, at value, including $3,079,512 of securities on loan (identified cost, $89,065,938)	$106,157,593
Receivables for
Fund shares sold	214,558
Interest and dividends	99,440
Other assets	86
Total assets		$106,471,677
Liabilities
Payable for fund shares reacquired	$34,407
Collateral for securities loaned, at value	3,212,967
Payable to affiliates
Investment adviser	3,535
Shareholder servicing costs	47
Distribution and/or service fees	1,532
Payable for independent Trustees’ compensation	66
Accrued expenses and other liabilities	51,067
Total liabilities		$3,303,621
Net assets		$103,168,056
Net assets consist of
Paid-in capital	$74,290,680
Unrealized appreciation (depreciation) on investments	17,091,655
Accumulated net realized gain (loss) on investments	11,021,846
Undistributed net investment income	763,875
Net assets		$103,168,056
Shares of beneficial interest outstanding		7,933,273

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$28,714,816	2,170,475	$13.23
Service Class	74,453,240	5,762,798	12.92

See Notes to Financial Statements

10

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$1,346,401
Interest	39,151
Dividends from underlying affiliated funds	3,151
Other	1,636
Foreign taxes withheld	(1,648)
Total investment income		$1,388,691
Expenses
Management fee	$417,762
Distribution and/or service fees	193,319
Shareholder servicing costs	6,564
Administrative services fee	25,976
Independent Trustees’ compensation	5,274
Reimbursement of custodian expenses	(93,732)
Shareholder communications	17,093
Audit and tax fees	52,540
Legal fees	1,086
Miscellaneous	6,339
Total expenses		$632,221
Reduction of expenses by investment adviser	(7,416)
Net expenses		$624,805
Net investment income		$763,886
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$11,389,069
Underlying affiliated funds	(128)
Net realized gain (loss) on investments		$11,388,941
Change in unrealized appreciation (depreciation) on investments		$7,487,812
Net realized and unrealized gain (loss) on investments		$18,876,753
Change in net assets from operations		$19,640,639

See Notes to Financial Statements

11

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$763,886	$1,047,529
Net realized gain (loss) on investments	11,388,941	10,737,614
Net unrealized gain (loss) on investments	7,487,812	(16,581,664)
Change in net assets from operations	$19,640,639	$(4,796,521)
Distributions declared to shareholders
From net investment income	$(1,047,437)	$(483,370)
From net realized gain on investments	(10,876,539)	(21,499,235)
Total distributions declared to shareholders	$(11,923,976)	$(21,982,605)
Change in net assets from fund share transactions	$(15,137,767)	$1,824,222
Total change in net assets	$(7,421,104)	$(24,954,904)
Net assets
At beginning of period	110,589,160	135,544,064
At end of period (including undistributed net investment income of $763,875 and $1,047,426, respectively)	$103,168,056	$110,589,160

See Notes to Financial Statements

12

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.29		$16.04	$18.24	$13.57	$12.42
Income (loss) from investment operations
Net investment income (d)	$0.11	(c)	$0.15	$0.10	$0.11	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.35		(0.94)	1.16	5.91	1.68
Total from investment operations	$2.46		$(0.79)	$1.26	$6.02	$1.84
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.10)	$(0.18)	$(0.28)	$(0.08)
From net realized gain on investments	(1.36)		(2.86)	(3.28)	(1.07)	(0.61)
Total distributions declared to shareholders	$(1.52)		$(2.96)	$(3.46)	$(1.35)	$(0.69)
Net asset value, end of period (x)	$13.23		$12.29	$16.04	$18.24	$13.57
Total return (%) (k)(r)(s)(x)	20.90	(c)	(4.15)	7.29	45.71	14.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.42	(c)	0.54	0.51	0.51	0.58
Expenses after expense reductions (f)	0.41	(c)	0.53	0.50	0.51	N/A
Net investment income	0.92	(c)	1.03	0.56	0.68	1.22
Portfolio turnover	72		78	67	69	82
Net assets at end of period (000 omitted)	$28,715		$27,795	$31,323	$33,401	$29,429

See Notes to Financial Statements

13

MFS Blended Research Small Cap Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.03		$15.75	$17.96	$13.38	$12.26
Income (loss) from investment operations
Net investment income (d)	$0.08	(c)	$0.12	$0.05	$0.07	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	2.29		(0.93)	1.15	5.82	1.63
Total from investment operations	$2.37		$(0.81)	$1.20	$5.89	$1.78
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.05)	$(0.13)	$(0.24)	$(0.05)
From net realized gain on investments	(1.36)		(2.86)	(3.28)	(1.07)	(0.61)
Total distributions declared to shareholders	$(1.48)		$(2.91)	$(3.41)	$(1.31)	$(0.66)
Net asset value, end of period (x)	$12.92		$12.03	$15.75	$17.96	$13.38
Total return (%) (k)(r)(s)(x)	20.58	(c)	(4.38)	7.04	45.33	14.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	(c)	0.79	0.76	0.76	0.83
Expenses after expense reductions (f)	0.66	(c)	0.78	0.75	0.76	N/A
Net investment income	0.66	(c)	0.79	0.30	0.42	1.11
Portfolio turnover	72		78	67	69	82
Net assets at end of period (000 omitted)	$74,453		$82,794	$104,221	$121,036	$114,552

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Blended Research Small Cap Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Small Cap Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

15

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$100,631,621	$—	$3	$100,631,624
Panama	1,260,811	—	—	1,260,811
Mutual Funds	4,265,158	—	—	4,265,158
Total Investments	$106,157,590	$—	$3	$106,157,593

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/15	$22
Change in unrealized appreciation (depreciation)	(19)
Balance as of 12/31/16	$3

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2016 is $(19). At December 31, 2016, the fund held one level 3 security.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,079,512. The fair value of the fund’s investment securities on loan and a related liability of $3,212,967 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

16

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$1,047,437	$5,188,759
Long-term capital gains	10,876,539	16,793,846
Total distributions	$11,923,976	$21,982,605

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$89,457,764
Gross appreciation	20,250,448
Gross depreciation	(3,550,619)
Net unrealized appreciation (depreciation)	$16,699,829
Undistributed ordinary income	2,112,252
Undistributed long-term capital gain	10,060,948
Other temporary differences	4,347

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

17

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$332,420	$191,909	$2,827,655	$5,442,517
Service Class	715,017	291,461	8,048,884	16,056,718
Total	$1,047,437	$483,370	$10,876,539	$21,499,235

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $7,416, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $4,986, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,578.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0248% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $207 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

18

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $75,521,305 and $101,806,147, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	227,042	$2,906,832	390,290	$6,180,402
Service Class	140,305	1,746,230	416,794	5,331,479
	367,347	$4,653,062	807,084	$11,511,881
Shares issued to shareholders in reinvestment of distributions
Initial Class	256,917	$3,160,075	477,899	$5,634,426
Service Class	729,110	8,763,901	1,415,427	16,348,179
	986,027	$11,923,976	1,893,326	$21,982,605
Shares reacquired
Initial Class	(575,061)	$(7,148,347)	(559,295)	$(8,370,958)
Service Class	(1,990,124)	(24,566,458)	(1,565,716)	(23,299,306)
	(2,565,185)	$(31,714,805)	(2,125,011)	$(31,670,264)
Net change
Initial Class	(91,102)	$(1,081,440)	308,894	$3,443,870
Service Class	(1,120,709)	(14,056,327)	266,505	(1,619,648)
	(1,211,811)	$(15,137,767)	575,399	$1,824,222

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $649 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,188,569	21,819,424	(21,955,802)	1,052,191

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(128)	$—	$3,151	$1,052,191

19

MFS Blended Research Small Cap Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Blended Research Small Cap Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blended Research Small Cap Equity Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Small Cap Equity Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

20

MFS Blended Research Small Cap Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

21

MFS Blended Research Small Cap Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

22

MFS Blended Research Small Cap Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Blended Research Small Cap Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

24

MFS Blended Research Small Cap Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $11,965,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2016

MFS® CONSERVATIVE ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VCA-ANN

MFS® CONSERVATIVE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Conservative Allocation Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Conservative Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Series	17.0%
MFS Limited Maturity Portfolio	12.0%
MFS Inflation-Adjusted Bond Portfolio	10.1%
MFS Government Securities Portfolio	10.0%
MFS Global Governments Portfolio	7.9%
MFS Value Series	5.9%
MFS Research Series	5.9%
MFS Growth Series	5.9%
MFS High Yield Portfolio	5.0%
MFS Research International Portfolio	4.0%
MFS Mid Cap Value Portfolio	4.0%
MFS Mid Cap Growth Series	4.0%
MFS Global Real Estate Portfolio	2.0%
MFS International Growth Portfolio	2.0%
MFS International Value Portfolio	2.0%
MFS New Discovery Value Portfolio	1.0%
MFS New Discovery Series	1.0%
Cash & Cash Equivalents	0.3%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Conservative Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Conservative Allocation Portfolio (“fund”) provided a total return of 5.03%, while Service Class shares of the fund provided a total return of 4.73%. These compare with a return of 2.65% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (formerly “Barclays U.S. Aggregate Bond Index”). The fund’s other benchmark, the MFS Conservative Allocation Portfolio Blended Index (“Blended Index”), generated a return of 5.32%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points one-quarter of a percent at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

The fund underperformed the Blended Index over the reporting period. Within the U.S. equities segment, the fund’s allocation to U.S. equity growth portfolios hurt relative performance as the majority of the fund’s underlying growth investments underperformed their respective benchmarks during the reporting period. Given the strong value-based rally late in the year, the fund’s investments in U.S. equity value portfolios benefited relative performance, with the MFS New Discovery Value Portfolio performing exceptionally well. The fund’s allocation to the international equity markets was another area of relative weakness as both the MFS Research International Portfolio and the MFS International Value Portfolio underperformed their respective market segments during the period.

While the fixed income markets underperformed during the reporting period, the fund’s allocation to the high yield segment of the fixed income market contributed to relative performance as this asset class outperformed the assigned benchmark. The fund’s credit emphasis in the MFS Total Return Bond Series also benefited relative returns as this fund performed well within its respective market segment.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Conservative Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	5.03%	5.57%	5.84%
Service Class	10/01/08	4.73%	5.32%	5.57%

Comparative benchmarks
Bloomberg Barclays U.S. Aggregate Bond Index (f)		2.65%	2.23%	4.35%
MFS Conservative Allocation Portfolio Blended Index (f)(w)		5.32%	6.31%	6.49%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.99%	10.33%	6.89%
MSCI EAFE Index (f)		1.51%	7.02%	4.36%
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	10.60%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2016, the MFS Conservative Allocation Portfolio Blended Index was comprised of 62% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

4

MFS Conservative Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Conservative Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.02%	$1,000.00	$1,005.00	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.04	$0.10
Service Class	Actual	0.27%	$1,000.00	$1,003.00	$1.36
	Hypothetical (h)	0.27%	$1,000.00	$1,023.78	$1.37

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

6

MFS Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – 99.7%
MFS Global Governments Portfolio – Initial Class (a)	4,938,466	$48,742,657
MFS Global Real Estate Portfolio – Initial Class	890,228	12,472,096
MFS Government Securities Portfolio – Initial Class	4,926,875	61,635,211
MFS Growth Series – Initial Class	938,398	36,372,292
MFS High Yield Portfolio – Initial Class	5,316,638	30,730,167
MFS Inflation-Adjusted Bond Portfolio – Initial Class (a)	6,208,240	61,958,236
MFS International Growth Portfolio – Initial Class	1,018,004	12,348,387
MFS International Value Portfolio – Initial Class	545,861	12,320,072
MFS Limited Maturity Portfolio – Initial Class	7,249,706	73,729,507
MFS Mid Cap Growth Series – Initial Class	3,055,327	24,320,406
MFS Mid Cap Value Portfolio – Initial Class	2,941,536	24,385,337
MFS New Discovery Series – Initial Class	376,974	6,099,435
MFS New Discovery Value Portfolio – Initial Class	566,503	6,112,570
MFS Research International Portfolio – Initial Class	1,818,764	24,626,070
MFS Research Series – Initial Class	1,404,106	36,506,748
MFS Total Return Bond Series – Initial Class	8,000,609	104,727,973
MFS Value Series – Initial Class	1,935,497	36,580,898

Total Underlying Affiliated Funds (Identified Cost, $588,791,672)		$613,668,062

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $1,174,771)	1,174,771	$1,174,771

Total Investments (Identified Cost, $589,966,443)		$614,842,833

Other Assets, Less Liabilities – 0.1%		387,636

Net Assets – 100.0%		$615,230,469

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

7

MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Underlying affiliated funds, at value (identified cost, $589,966,443)	$614,842,833
Receivables for
Investments sold	880,553
Fund shares sold	751
Other assets	537
Total assets		$615,724,674
Liabilities
Payable for fund shares reacquired	$430,768
Payable to affiliates
Administrator	145
Shareholder servicing costs	96
Distribution and/or service fees	12,556
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	50,633
Total liabilities		$494,205
Net assets		$615,230,469
Net assets consist of
Paid-in capital	$565,917,838
Unrealized appreciation (depreciation) on investments	24,876,390
Accumulated net realized gain (loss) on investments	13,448,047
Undistributed net investment income	10,988,194
Net assets		$615,230,469
Shares of beneficial interest outstanding		56,121,910

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,265,587	206,952	$10.95
Service Class	612,964,882	55,914,958	10.96

See Notes to Financial Statements

8

MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends from underlying affiliated funds	$12,791,478
Other	90
Total investment income		$12,791,568
Expenses
Distribution and/or service fees	1,652,089
Shareholder servicing costs	14,643
Administrative services fee	17,500
Independent Trustees’ compensation	18,491
Custodian fee	21,321
Reimbursement of custodian expenses	(11,993)
Shareholder communications	26,620
Audit and tax fees	37,660
Legal fees	6,582
Miscellaneous	20,342
Total expenses		$1,803,255
Net investment income		$10,988,313
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$1,147,561
Capital gain distributions from underlying affiliated funds	14,297,416
Net realized gain (loss) on investments		$15,444,977
Change in unrealized appreciation (depreciation) on investments		$5,301,508
Net realized and unrealized gain (loss) on investments		$20,746,485
Change in net assets from operations		$31,734,798

See Notes to Financial Statements

9

MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$10,988,313	$13,612,904
Net realized gain (loss) on investments	15,444,977	24,265,180
Net unrealized gain (loss) on investments	5,301,508	(40,129,850)
Change in net assets from operations	$31,734,798	$(2,251,766)
Distributions declared to shareholders
From net investment income	$(16,110,618)	$(22,918,433)
From net realized gain on investments	(22,418,780)	(16,300,973)
Total distributions declared to shareholders	$(38,529,398)	$(39,219,406)
Change in net assets from fund share transactions	$(71,588,922)	$(69,637,626)
Total change in net assets	$(78,383,522)	$(111,108,798)
Net assets
At beginning of period	693,613,991	804,722,789
At end of period (including undistributed net investment income of $10,988,194 and $16,110,499, respectively)	$615,230,469	$693,613,991

See Notes to Financial Statements

10

MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$11.09		$11.79	$11.61	$11.80	$11.47
Income (loss) from investment operations
Net investment income (d)(l)	$0.22	(c)	$0.24	$0.20	$0.11	$0.14
Net realized and unrealized gain (loss) on investments	0.36		(0.27)	0.34	0.97	0.88
Total from investment operations	$0.58		$(0.03)	$0.54	$1.08	$1.02
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.41)	$(0.22)	$(0.37)	$(0.35)
From net realized gain on investments	(0.40)		(0.26)	(0.14)	(0.90)	(0.34)
Total distributions declared to shareholders	$(0.72)		$(0.67)	$(0.36)	$(1.27)	$(0.69)
Net asset value, end of period (x)	$10.95		$11.09	$11.79	$11.61	$11.80
Total return (%) (k)(r)(s)(x)	5.03	(c)	(0.19)	4.61	9.82	8.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.02	(c)	0.01	0.02	0.03	0.16
Expenses after expense reductions (f)(h)	N/A		N/A	0.02	0.03	N/A
Net investment income (l)	1.92	(c)	2.06	1.66	0.93	1.14
Portfolio turnover	1		2	1	1	57
Net assets at end of period (000 omitted)	$2,266		$2,419	$2,948	$4,167	$5,024

See Notes to Financial Statements

11

MFS Conservative Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$11.10		$11.80	$11.61	$11.80	$11.46
Income (loss) from investment operations
Net investment income (d)(l)	$0.19	(c)	$0.21	$0.16	$0.07	$0.14
Net realized and unrealized gain (loss) on investments	0.35		(0.28)	0.36	0.98	0.86
Total from investment operations	$0.54		$(0.07)	$0.52	$1.05	$1.00
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.37)	$(0.19)	$(0.34)	$(0.32)
From net realized gain on investments	(0.40)		(0.26)	(0.14)	(0.90)	(0.34)
Total distributions declared to shareholders	$(0.68)		$(0.63)	$(0.33)	$(1.24)	$(0.66)
Net asset value, end of period (x)	$10.96		$11.10	$11.80	$11.61	$11.80
Total return (%) (k)(r)(s)(x)	4.73	(c)	(0.49)	4.41	9.52	8.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.27	(c)	0.26	0.27	0.28	0.41
Expenses after expense reductions (f)(h)	N/A		N/A	0.27	0.28	N/A
Net investment income (l)	1.66	(c)	1.80	1.36	0.62	1.14
Portfolio turnover	1		2	1	1	57
Net assets at end of period (000 omitted)	$612,965		$691,195	$801,775	$896,495	$966,119

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Conservative Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are

13

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$614,842,833	$—	$—	$614,842,833

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

14

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations. In addition, as a former shareholder of the SC AllianceBernstein International Value Fund (“SC AllianceBernstein Fund”), a series of Sun Capital Advisors Trust, which was liquidated on December 7, 2012, the fund received proceeds in the amount of $34,120. These proceeds are included in realized gain (loss) on investments in underlying affiliated funds in the Statement of Operations and represent an allocation of the one-time reimbursement paid to SC AllianceBernstein Fund by State Street Bank and Trust Company.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$17,225,958	$23,558,959
Long-term capital gains	21,303,440	15,660,447
Total distributions	$38,529,398	$39,219,406

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$592,292,745
Gross appreciation	39,924,404
Gross depreciation	(17,374,316)
Net unrealized appreciation (depreciation)	$22,550,088
Undistributed ordinary income	11,661,625
Undistributed long-term capital gain	15,100,918

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$63,216	$90,913	$78,776	$59,167
Service Class	16,047,402	22,827,520	22,340,004	16,241,806
Total	$16,110,618	$22,918,433	$22,418,780	$16,300,973

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $13,946, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $697.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0026% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $1,325 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

16

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of shares of underlying funds aggregated $5,394,228 and $116,817,445, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,714	$53,379	7,632	$88,950
Service Class	1,740,149	19,371,122	1,146,428	13,061,183
	1,744,863	$19,424,501	1,154,060	$13,150,133
Shares issued to shareholders in reinvestment of distributions
Initial Class	12,667	$141,992	13,706	$150,080
Service Class	3,418,291	38,387,406	3,561,470	39,069,326
	3,430,958	$38,529,398	3,575,176	$39,219,406
Shares reacquired
Initial Class	(28,643)	$(322,731)	(53,123)	$(614,622)
Service Class	(11,535,443)	(129,220,090)	(10,383,557)	(121,392,543)
	(11,564,086)	$(129,542,821)	(10,436,680)	$(122,007,165)
Net change
Initial Class	(11,262)	$(127,360)	(31,785)	$(375,592)
Service Class	(6,377,003)	(71,461,562)	(5,675,659)	(69,262,034)
	(6,388,265)	$(71,588,922)	(5,707,444)	$(69,637,626)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $4,112 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Share/Par Amount	Acquisitions Share/Par Amount	Dispositions Share/Par Amount	Ending Share/Par Amount
MFS Global Governments Portfolio	5,633,477	128,510	(823,521)	4,938,466
MFS Global Real Estate Portfolio	1,019,428	63,314	(192,514)	890,228
MFS Government Securities Portfolio	5,456,783	153,807	(683,715)	4,926,875
MFS Growth Series	1,029,754	63,825	(155,181)	938,398
MFS High Yield Portfolio	6,382,403	384,162	(1,449,927)	5,316,638
MFS Inflation-Adjusted Bond Portfolio	7,070,601	102,932	(965,293)	6,208,240
MFS Institutional Money Market Portfolio	1,149,393	61,301,754	(61,276,376)	1,174,771
MFS International Growth Portfolio	1,094,122	80,941	(157,059)	1,018,004
MFS International Value Portfolio	614,314	26,559	(95,012)	545,861
MFS Limited Maturity Portfolio	8,224,344	119,973	(1,094,611)	7,249,706
MFS Mid Cap Growth Series	3,366,479	282,338	(593,490)	3,055,327
MFS Mid Cap Value Portfolio	3,511,261	328,921	(898,646)	2,941,536
MFS New Discovery Series	444,995	28,194	(96,215)	376,974
MFS New Discovery Value Portfolio	727,727	76,449	(237,673)	566,503
MFS Research International Portfolio	1,987,890	72,962	(242,088)	1,818,764
MFS Research Series	1,550,650	167,067	(313,611)	1,404,106
MFS Total Return Bond Series	9,080,676	294,416	(1,374,483)	8,000,609
MFS Value Series	2,245,652	234,175	(544,330)	1,935,497

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(568,529)	$—	$—	$48,742,657
MFS Global Real Estate Portfolio	421,706	227,894	332,929	12,472,096
MFS Government Securities Portfolio	(401,457)	—	1,786,745	61,635,211
MFS Growth Series	1,117,574	2,329,484	17,077	36,372,292
MFS High Yield Portfolio	(685,336)	—	2,175,935	30,730,167
MFS Inflation-Adjusted Bond Portfolio	(569,696)	—	—	61,958,236
MFS Institutional Money Market Portfolio	64	—	5,994	1,174,771
MFS International Growth Portfolio	130,861	600,165	186,169	12,348,387
MFS International Value Portfolio	476,113	204,324	255,741	12,320,072
MFS Limited Maturity Portfolio	(127,162)	—	1,099,572	73,729,507
MFS Mid Cap Growth Series	186,116	2,045,719	—	24,320,406
MFS Mid Cap Value Portfolio	(228,373)	1,582,170	795,741	24,385,337
MFS New Discovery Series	(126,456)	161,526	123,644	6,099,435
MFS New Discovery Value Portfolio	148,398	495,659	181,421	6,112,570
MFS Research International Portfolio	60,099	—	416,138	24,626,070
MFS Research Series	717,203	3,511,769	677,597	36,506,748
MFS Total Return Bond Series	(761,733)	—	3,877,382	104,727,973
MFS Value Series	1,324,049	3,138,706	859,393	36,580,898

	$1,113,441	$14,297,416	$12,791,478	$614,842,833

18

MFS Conservative Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Conservative Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Conservative Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Conservative Allocation Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

19

MFS Conservative Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

20

MFS Conservative Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

21

MFS Conservative Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

22

MFS Conservative Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

23

MFS Conservative Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $23,434,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 14.15% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2016

MFS® GLOBAL REAL ESTATE PORTFOLIO

MFS® Variable Insurance Trust III

VRE-ANN

MFS® GLOBAL REAL ESTATE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Real Estate Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Real Estate Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Public Storage, Inc., REIT	4.6%
Simon Property Group, Inc., REIT	4.5%
Mitsui Fudosan Co. Ltd.	3.7%
Dream Office, REIT	3.4%
Hang Lung Properties Ltd.	3.1%
Boardwalk, REIT	3.1%
AvalonBay Communities, Inc., REIT	3.1%
Gramercy Property Trust, Inc., REIT	2.7%
Mid-America Apartment Communities, Inc., REIT	2.7%
Unibail-Rodamco, REIT	2.6%

Equity industries
Real Estate	97.0%
Telecommunications – Wireless	1.2%

Issuer country weightings (x)
United States	51.6%
Japan	9.9%
Hong Kong	8.0%
United Kingdom	6.7%
Canada	6.5%
Australia	4.0%
Singapore	3.8%
Germany	2.7%
France	2.6%
Other Countries	4.2%

Currency exposure weightings (y)
United States Dollar	51.6%
Japanese Yen	9.9%
Euro	8.5%
Hong Kong Dollar	8.0%
British Pound Sterling	6.7%
Canadian Dollar	6.5%
Australian Dollar	4.0%
Singapore Dollar	3.8%
Norwegian Krone	1.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Real Estate Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Global Real Estate Portfolio (“fund”) provided a total return of 7.94%, while Service Class shares of the fund provided a total return of 7.70%. These compare with a return of 4.99% over the same period for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Contributors to Performance

Strong security selection within US-based real estate investments contributed to performance relative to the FTSE EPRA/NAREIT Developed Real Estate Index. The fund’s overweight positions in real estate companies Rexford Industrial Realty, Corporate Office Properties Trust (h), Gramercy Property Trust and Colony Starwood Homes, and not holding a position in real estate company Equity Residential, were notable contributors to relative results.

The fund’s overweight position and, to a lesser extent, security selection in Hong Kong-based real estate investments also contributed to relative performance. However, there were no individual securities within this country that were among the fund’s top relative contributors over the reporting period.

Security selection and, to a lesser extent, an underweight position in Japanese real estate investments further benefited relative performance. The fund’s overweight positions in real estate companies Kenedix Office Investment and Advance Residence Investment were among the fund’s top relative contributors.

Security selection and an overweight position in UK-based real estate investments were additional positive factors for relative results. Within this country, not holding a position in real estate investment company British Land Company, and an overweight position in property investment and development business Derwent London, bolstered relative performance.

Elsewhere, the fund’s overweight position in real estate company Dream Office Real Estate Investment Trust (Canada) contributed to relative results.

Detractors from Performance

Weak security selection in both Australian and German real estate investments detracted from relative performance. Within Australia, the fund’s position in real estate company Gateway Lifestyle Stapled Security (b) dampened relative results. Within Germany, the fund’s overweight position in real estate company Grand City Properties also held back relative returns.

The fund’s overweight position in Irish real estate investments further weighed on relative results led by an overweight position in real estate company Hibernia REIT.

3

MFS Global Real Estate Portfolio

Management Review – continued

Other notable detractors from relative performance included the fund’s overweight positions in self-storage company Big Yellow Group (United Kingdom), real estate company LondonMetric Property (United Kingdom), self-storage and real estate company Life Storage (United States) and real estate company Shaftesbury (United Kingdom). In addition, not holding positions in strong-performing real estate companies Prologis (United States), Digital Reality Trust (United States) and Host Hotels and Resorts (United States) also detracted from relative performance.

Respectfully,

Rick Gable

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Real Estate Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	12/07/98	7.94%	11.41%	1.34%
Service Class	2/01/04	7.70%	11.11%	1.08%

Comparative benchmark
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.99%	10.33%	2.23%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Real Estate Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.91%	$1,000.00	$961.58	$4.49
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62
Service Class	Actual	1.16%	$1,000.00	$960.15	$5.72
	Hypothetical (h)	1.16%	$1,000.00	$1,019.30	$5.89

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.01% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Global Real Estate Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Real Estate – 97.0%
Advance Residence Investment Corp., REIT	1,871	$4,946,644
Alexandria Real Estate Equities, Inc., REIT	37,393	4,155,484
Ascendas India Trust, REIT	5,005,000	3,499,657
Atrium European Real Estate Ltd.	1,050,514	4,345,888
AvalonBay Communities, Inc., REIT	33,469	5,929,033
Big Yellow Group PLC, REIT	365,245	3,099,867
Boardwalk, REIT	163,930	5,939,891
Colony Starwood Homes, REIT	112,896	3,252,534
Derwent London PLC, REIT	126,232	4,312,353
Dream Office, REIT	447,057	6,509,488
Entra ASA	195,474	1,941,079
Equity Commonwealth, REIT (a)	134,810	4,076,654
Equity Lifestyle Properties, Inc., REIT	56,686	4,087,061
Gateway Lifestyle Stapled Security	2,080,843	3,243,544
Gramercy Property Trust, Inc., REIT	564,107	5,178,502
Grand City Properties S.A.	160,303	2,917,567
Hang Lung Properties Ltd.	2,856,944	5,981,967
Hibernia PLC, REIT	1,314,923	1,703,894
Japan Logistics Fund, Inc., REIT	1,600	3,369,226
Kenedix Office Investment Corp., REIT	622	3,576,334
Kerry Properties Ltd.	1,064,000	2,866,949
LEG Immobilien AG	28,017	2,173,462
Life Storage, Inc., REIT	52,979	4,516,990
Link REIT	719,764	4,647,865
LondonMetric Property PLC, REIT	1,350,365	2,579,344
Mapletree Logistics Trust, REIT	5,344,603	3,753,578
Medical Properties Trust, Inc., REIT	296,904	3,651,919
Mid-America Apartment Communities, Inc., REIT	51,545	5,047,286
Mitsui Fudosan Co. Ltd.	303,075	6,993,567
National Storage, REIT	3,943,792	4,260,004
OUTFRONT Media, Inc., REIT	86,728	2,156,925
Parkway, Inc., REIT (a)	56,313	1,252,964
Public Storage, Inc., REIT	38,866	8,686,551
Rexford Industrial Realty, Inc., REIT	149,700	3,471,543
Shaftesbury PLC, REIT	245,784	2,748,616
Simon Property Group, Inc., REIT	48,262	8,574,710
Sino Land Co. Ltd.	1,095,254	1,621,191
STAG Industrial, Inc., REIT	81,180	1,937,767
Starwood Property Trust, Inc., REIT	179,413	3,938,115
Store Capital Corp., REIT	167,795	4,146,214
Sun Communities, Inc., REIT	43,275	3,315,298
Tanger Factory Outlet Centers, Inc., REIT	105,535	3,776,042
Unibail-Rodamco, REIT	20,895	4,980,922
Urban Edge Properties, REIT	104,131	2,864,644
Vornado Realty Trust, REIT	17,910	1,869,267
Washington Prime Group, Inc., REIT	369,868	3,850,326
Weyerhaeuser Co., REIT	96,545	2,905,039

		$184,653,765

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.2%
American Tower Corp., REIT	20,730	$2,190,746

Total Common Stocks (Identified Cost, $174,560,765)		$186,844,511

MONEY MARKET FUNDS – 1.5%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $2,775,993)	2,776,118	$2,776,118

Total Investments (Identified Cost, $177,336,758)		$189,620,629

OTHER ASSETS, LESS LIABILITIES – 0.3%		655,597

NET ASSETS – 100.0%		$190,276,226

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

7

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $174,560,765)	$186,844,511
Underlying affiliated funds, at value (identified cost, $2,775,993)	2,776,118
Total investments, at value (identified cost, $177,336,758)	$189,620,629
Foreign currency, at value (identified cost, $74,658)	74,661
Receivables for
Fund shares sold	29,968
Dividends	791,728
Other assets	157
Total assets		$190,517,143
Liabilities
Payable for fund shares reacquired	$152,043
Payable to affiliates
Investment adviser	9,996
Shareholder servicing costs	37
Distribution and/or service fees	1,521
Payable for independent Trustees’ compensation	45
Accrued expenses and other liabilities	77,275
Total liabilities		$240,917
Net assets		$190,276,226
Net assets consist of
Paid-in capital	$163,260,080
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,267,661
Accumulated net realized gain (loss) on investments and foreign currency	7,246,651
Undistributed net investment income	7,501,834
Net assets		$190,276,226
Shares of beneficial interest outstanding		12,943,661

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$115,023,246	8,208,760	$14.01
Service Class	75,252,980	4,734,901	15.89

See Notes to Financial Statements

8

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$7,324,276
Dividends from underlying affiliated funds	5,701
Other	1,118
Foreign taxes withheld	(336,834)
Total investment income		$6,994,261
Expenses
Management fee	$1,779,136
Distribution and/or service fees	194,815
Shareholder servicing costs	6,521
Administrative services fee	40,515
Independent Trustees’ compensation	10,444
Custodian fee	10,250
Reimbursement of custodian expenses	(13,246)
Shareholder communications	22,446
Audit and tax fees	53,773
Legal fees	2,049
Miscellaneous	13,480
Total expenses		$2,120,183
Reduction of expenses by investment adviser	(117,708)
Net expenses		$2,002,475
Net investment income		$4,991,786
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$11,267,901
Underlying affiliated funds	5
Foreign currency	1,587
Net realized gain (loss) on investments and foreign currency		$11,269,493
Change in unrealized appreciation (depreciation)
Investments	$(387,261)
Translation of assets and liabilities in foreign currencies	(7,659)
Net unrealized gain (loss) on investments and foreign currency translation		$(394,920)
Net realized and unrealized gain (loss) on investments and foreign currency		$10,874,573
Change in net assets from operations		$15,866,359

See Notes to Financial Statements

9

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$4,991,786	$4,566,631
Net realized gain (loss) on investments and foreign currency	11,269,493	23,612,174
Net unrealized gain (loss) on investments and foreign currency translation	(394,920)	(26,572,054)
Change in net assets from operations	$15,866,359	$1,606,751
Distributions declared to shareholders
From net investment income	$(4,607,565)	$(8,495,346)
From net realized gain on investments	(3,314,243)	—
Total distributions declared to shareholders	$(7,921,808)	$(8,495,346)
Change in net assets from fund share transactions	$(25,366,300)	$(27,707,892)
Total change in net assets	$(17,421,749)	$(34,596,487)
Net assets
At beginning of period	207,697,975	242,294,462
At end of period (including undistributed net investment income of $7,501,834 and $4,913,707, respectively)	$190,276,226	$207,697,975

See Notes to Financial Statements

10

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$13.55		$14.06	$12.43	$12.54	$9.75
Income (loss) from investment operations
Net investment income (d)	$0.37	(c)	$0.29	$0.26	$0.26	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.74		(0.23)	1.68	0.34	2.66
Total from investment operations	$1.11		$0.06	$1.94	$0.60	$2.91
Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.57)	$(0.31)	$(0.71)	$(0.12)
From net realized gain on investments	(0.26)		—	—	—	—
Total distributions declared to shareholders	$(0.65)		$(0.57)	$(0.31)	$(0.71)	$(0.12)
Net asset value, end of period (x)	$14.01		$13.55	$14.06	$12.43	$12.54
Total return (%) (k)(r)(s)(x)	7.94(	c)	0.74	15.62	5.07	29.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(c)	1.00	0.98	1.01	1.09
Expenses after expense reductions (f)	0.91	(c)	0.94	0.95	0.95	1.05
Net investment income	2.63	(c)	2.11	1.93	2.02	2.21
Portfolio turnover	30		40	25	34	54
Net assets at end of period (000 omitted)	$115,023		$124,563	$143,090	$151,176	$147,846

See Notes to Financial Statements

11

MFS Global Real Estate Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$15.28		$15.77	$13.91	$13.94	$10.84
Income (loss) from investment operations
Net investment income (d)	$0.38	(c)	$0.29	$0.25	$0.26	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.83		(0.25)	1.88	0.38	2.96
Total from investment operations	$1.21		$0.04	$2.13	$0.64	$3.19
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.53)	$(0.27)	$(0.67)	$(0.09)
From net realized gain on investments	(0.26)		—	—	—	—
Total distributions declared to shareholders	$(0.60)		$(0.53)	$(0.27)	$(0.67)	$(0.09)
Net asset value, end of period (x)	$15.89		$15.28	$15.77	$13.91	$13.94
Total return (%) (k)(r)(s)(x)	7.70	(c)	0.47	15.31	4.84	29.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	(c)	1.25	1.23	1.26	1.34
Expenses after expense reductions (f)	1.16	(c)	1.19	1.20	1.20	1.30
Net investment income	2.37	(c)	1.84	1.67	1.78	1.88
Portfolio turnover	30		40	25	34	54
Net assets at end of period (000 omitted)	$75,253		$83,135	$99,204	$114,111	$113,528

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Global Real Estate Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Real Estate Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

13

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$94,831,614	$—	$—	$94,831,614
Japan	8,522,978	10,362,793	—	18,885,771
Hong Kong	—	15,117,972	—	15,117,972
United Kingdom	4,312,353	8,427,827	—	12,740,180
Canada	12,449,379	—	—	12,449,379
Australia	3,243,544	4,260,004	—	7,503,548
Singapore	—	7,253,235	—	7,253,235
Germany	2,917,567	2,173,462	—	5,091,029
France	—	4,980,922	—	4,980,922
Other Countries	7,990,861	—	—	7,990,861
Mutual Funds	2,776,118	—	—	2,776,118
Total Investments	$137,044,414	$52,576,215	$—	$189,620,629

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $11,352,329 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $19,029,977 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

14

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$4,607,565	$8,495,346
Long-term capital gains	3,314,243	—
Total distributions	$7,921,808	$8,495,346

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$180,546,951
Gross appreciation	19,653,411
Gross depreciation	(10,579,733)
Net unrealized appreciation (depreciation)	$9,073,678
Undistributed ordinary income	9,357,169
Undistributed long-term capital gain	8,271,934
Other temporary differences	313,365

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$3,072,515	$5,431,161	$2,103,171	$—
Service Class	1,535,050	3,064,185	1,211,072	—
Total	$4,607,565	$8,495,346	$3,314,243	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $14,031, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $103,677, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $4,700, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,821.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0205% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of

16

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $405 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $59,782,395 and $90,469,790, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	284,283	$4,031,253	219,873	$3,103,309
Service Class	372,899	5,924,989	291,958	4,616,426
	657,182	$9,956,242	511,831	$7,719,735
Shares issued to shareholders in reinvestment of distributions
Initial Class	349,001	$5,175,686	429,680	$5,431,161
Service Class	163,168	2,746,122	214,729	3,064,185
	512,169	$7,921,808	644,409	$8,495,346
Shares reacquired
Initial Class	(1,618,412)	$(23,330,710)	(1,634,210)	$(22,801,934)
Service Class	(1,240,603)	(19,913,640)	(1,357,975)	(21,121,039)
	(2,859,015)	$(43,244,350)	(2,992,185)	$(43,922,973)
Net change
Initial Class	(985,128)	$(14,123,771)	(984,657)	$(14,267,464)
Service Class	(704,536)	(11,242,529)	(851,288)	(13,440,428)
	(1,689,664)	$(25,366,300)	(1,835,945)	$(27,707,892)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 27%, 11%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $1,236 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	271	51,994,088	(49,218,241)	2,776,118

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$5	$—	$5,701	$2,776,118

18

MFS Global Real Estate Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Global Real Estate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Real Estate Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

19

MFS Global Real Estate Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

20

MFS Global Real Estate Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Rick Gable

21

MFS Global Real Estate Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

22

MFS Global Real Estate Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

23

MFS Global Real Estate Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,646,000 as capital gain dividends paid during the fiscal year.

24

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2016

MFS® GROWTH ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VGA-ANN

MFS® GROWTH ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Allocation Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Value Series	11.1%
MFS Growth Series	11.0%
MFS Research Series	10.0%
MFS Mid Cap Value Portfolio	9.1%
MFS Research International Portfolio	9.0%
MFS Mid Cap Growth Series	9.0%
MFS High Yield Portfolio	5.0%
MFS Global Real Estate Portfolio	5.0%
MFS International Growth Portfolio	5.0%
MFS International Value Portfolio	5.0%
MFS Total Return Bond Series	5.0%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Global Governments Portfolio	3.8%
MFS New Discovery Value Portfolio	2.0%
MFS New Discovery Series	2.0%
MFS Limited Maturity Portfolio	2.0%
MFS Emerging Markets Equity Portfolio	1.0%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Growth Allocation Portfolio (“fund”) provided a total return of 7.15%, while Service Class shares of the fund provided a total return of 6.94%. These compare with a return of 11.96% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Growth Allocation Portfolio Blended Index (“Blended Index”), generated a return of 7.65%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points one-quarter of a percent at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

The fund underperformed the Blended Index over the reporting period. Within the U.S. equities segment, the fund’s allocation to U.S. equity growth portfolios hurt relative performance as the majority of the fund’s underlying growth investments underperformed their respective benchmarks during the reporting period. Given the strong value-based rally late in the year, the fund’s investments in U.S. equity value portfolios benefited relative performance, with the MFS New Discovery Value Portfolio performing exceptionally well.

While the fixed income markets underperformed during the reporting period, the fund’s allocation to the high yield segment of the fixed income market contributed to relative performance as this asset class outperformed the assigned benchmark. The fund’s credit emphasis in the MFS Total Return Bond Series also benefited relative returns as this fund performed well within its respective market segment.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Growth Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	7.15%	9.43%	8.36%
Service Class	10/01/08	6.94%	9.16%	8.10%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	10.60%
MFS Growth Allocation Portfolio Blended Index (f)(w)		7.65%	10.38%	8.15%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		2.65%	2.23%	4.35%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.99%	10.33%	6.89%
MSCI EAFE Index (f)		1.51%	7.02%	4.36%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2016, the MFS Growth Allocation Portfolio Blended Index was comprised of 54% Standard & Poor’s 500 Stock Index, 21% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

4

MFS Growth Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.02%	$1,000.00	$1,029.46	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.04	$0.10
Service Class	Actual	0.27%	$1,000.00	$1,029.20	$1.38
	Hypothetical (h)	0.27%	$1,000.00	$1,023.78	$1.37

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.01% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – 99.9%
MFS Emerging Markets Equity Portfolio – Initial Class	332,359	$4,187,725
MFS Global Governments Portfolio – Initial Class (a)	1,644,025	16,226,526
MFS Global Real Estate Portfolio – Initial Class	1,519,359	21,286,226
MFS Growth Series – Initial Class	1,198,827	46,466,519
MFS High Yield Portfolio – Initial Class	3,691,362	21,336,075
MFS Inflation-Adjusted Bond Portfolio – Initial Class (a)	2,086,034	20,818,624
MFS International Growth Portfolio – Initial Class	1,741,544	21,124,928
MFS International Value Portfolio – Initial Class	935,257	21,108,747
MFS Limited Maturity Portfolio – Initial Class	832,134	8,462,805
MFS Mid Cap Growth Series – Initial Class	4,796,751	38,182,141
MFS Mid Cap Value Portfolio – Initial Class	4,649,648	38,545,578
MFS New Discovery Series – Initial Class	526,593	8,520,272
MFS New Discovery Value Portfolio – Initial Class	799,029	8,621,523
MFS Research International Portfolio – Initial Class	2,822,484	38,216,429
MFS Research Series – Initial Class	1,635,509	42,523,227

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – continued
MFS Total Return Bond Series – Initial Class	1,599,853	$20,942,082
MFS Value Series – Initial Class	2,487,093	47,006,060

Total Underlying Affiliated Funds (Identified Cost, $373,319,600)		$423,575,487

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $416,288)	416,288	$416,288

Total Investments (Identified Cost, $373,735,888)		$423,991,775

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(195,335)

NET ASSETS – 100.0%		$423,796,440

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

7

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Underlying affiliated funds, at value (identified cost, $373,735,888)	$423,991,775
Receivables for
Investments sold	1,797,058
Fund shares sold	221
Other assets	361
Total assets		$425,789,415
Liabilities
Payables for
Investments purchased	$234,404
Fund shares reacquired	1,708,937
Payable to affiliates
Administrator	145
Shareholder servicing costs	73
Distribution and/or service fees	8,638
Payable for independent Trustees’ compensation	70
Accrued expenses and other liabilities	40,708
Total liabilities		$1,992,975
Net assets		$423,796,440
Net assets consist of
Paid-in capital	$346,432,983
Unrealized appreciation (depreciation) on investments	50,255,887
Accumulated net realized gain (loss) on investments	20,373,767
Undistributed net investment income	6,733,803
Net assets		$423,796,440
Shares of beneficial interest outstanding		38,601,696

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$3,139,814	286,109	$10.97
Service Class	420,656,626	38,315,587	10.98

See Notes to Financial Statements

8

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends from underlying affiliated funds	$7,959,979
Other	90
Total investment income		$7,960,069
Expenses
Distribution and/or service fees	1,109,701
Shareholder servicing costs	10,798
Administrative services fee	17,500
Independent Trustees’ compensation	11,193
Custodian fee	14,904
Reimbursement of custodian expenses	(11,976)
Shareholder communications	15,150
Audit and tax fees	37,654
Legal fees	4,408
Miscellaneous	16,791
Total expenses		$1,226,123
Net investment income		$6,733,946
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$2,459,833
Capital gain distributions from underlying affiliated funds	19,261,231
Net realized gain (loss) on investments		$21,721,064
Change in unrealized appreciation (depreciation) on investments		$1,399,771
Net realized and unrealized gain (loss) on investments		$23,120,835
Change in net assets from operations		$29,854,781

See Notes to Financial Statements

9

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$6,733,946	$7,259,439
Net realized gain (loss) on investments	21,721,064	33,746,234
Net unrealized gain (loss) on investments	1,399,771	(38,138,819)
Change in net assets from operations	$29,854,781	$2,866,854
Distributions declared to shareholders
From net investment income	$(10,983,900)	$(21,514,493)
From net realized gain on investments	(30,256,616)	(23,595,273)
Total distributions declared to shareholders	$(41,240,516)	$(45,109,766)
Change in net assets from fund share transactions	$(35,961,954)	$(27,715,988)
Total change in net assets	$(47,347,689)	$(69,958,900)
Net assets
At beginning of period	471,144,129	541,103,029
At end of period (including undistributed net investment income of $6,733,803 and $10,983,757, respectively)	$423,796,440	$471,144,129

See Notes to Financial Statements

10

MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$11.27		$12.42	$12.19	$11.22	$10.70
Income (loss) from investment operations
Net investment income (d)(l)	$0.20	(c)	$0.21	$0.16	$0.12	$0.26
Net realized and unrealized gain (loss) on investments	0.62		(0.19)	0.50	2.28	1.11
Total from investment operations	$0.82		$0.02	$0.66	$2.40	$1.37
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.58)	$(0.21)	$(0.32)	$(0.30)
From net realized gain on investments	(0.80)		(0.59)	(0.22)	(1.11)	(0.55)
Total distributions declared to shareholders	$(1.12)		$(1.17)	$(0.43)	$(1.43)	$(0.85)
Net asset value, end of period (x)	$10.97		$11.27	$12.42	$12.19	$11.22
Total return (%) (k)(r)(s)(x)	7.15	(c)	0.53	5.39	22.56	12.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	(c)	0.02	0.03	0.03	0.18
Expenses after expense reductions (f)(h)	N/A		N/A	0.03	0.03	N/A
Net investment income (l)	1.81	(c)	1.75	1.29	0.98	2.31
Portfolio turnover	1		1	1	4	72
Net assets at end of period (000 omitted)	$3,140		$2,908	$2,939	$2,858	$2,971

See Notes to Financial Statements

11

MFS Growth Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$11.27		$12.41	$12.19	$11.21	$10.70
Income (loss) from investment operations
Net investment income (d)(l)	$0.17	(c)	$0.17	$0.12	$0.08	$0.18
Net realized and unrealized gain (loss) on investments	0.63		(0.18)	0.50	2.30	1.15
Total from investment operations	$0.80		$(0.01)	$0.62	$2.38	$1.33
Less distributions declared to shareholders
From net investment income	$(0.29)		$(0.54)	$(0.18)	$(0.29)	$(0.27)
From net realized gain on investments	(0.80)		(0.59)	(0.22)	(1.11)	(0.55)
Total distributions declared to shareholders	$(1.09)		$(1.13)	$(0.40)	$(1.40)	$(0.82)
Net asset value, end of period (x)	$10.98		$11.27	$12.41	$12.19	$11.21
Total return (%) (k)(r)(s)(x)	6.94	(c)	0.30	5.04	22.38	12.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reduction (f)(h)	0.28	(c)	0.27	0.28	0.28	0.43
Expenses after expense reductions (f)(h)	N/A		N/A	0.28	0.28	N/A
Net investment income (l)	1.50	(c)	1.40	1.00	0.71	1.59
Portfolio turnover	1		1	1	4	72
Net assets at end of period (000 omitted)	$420,657		$468,237	$538,164	$618,967	$559,969

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Growth Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are

13

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$423,991,775	$—	$—	$423,991,775

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

14

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations. In addition, as a former shareholder of the SC AllianceBernstein International Value Fund (“SC AllianceBernstein Fund”), a series of Sun Capital Advisors Trust, which was liquidated on December 7, 2012, the fund received proceeds in the amount of $26,999. These proceeds are included in realized gain (loss) on investments in underlying affiliated funds in the Statement of Operations and represent an allocation of the one-time reimbursement paid to SC AllianceBernstein Fund by State Street Bank and Trust Company.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$12,020,610	$22,432,725
Long-term capital gains	29,219,906	22,677,041
Total distributions	$41,240,516	$45,109,766

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$375,333,711
Gross appreciation	52,902,471
Gross depreciation	(4,244,407)
Net unrealized appreciation (depreciation)	$48,658,064
Undistributed ordinary income	6,852,018
Undistributed long-term capital gain	21,853,375

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. {For all multi-class funds include the following sentence and distribution table} The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$87,692	$141,321	$216,265	$145,174
Service Class	10,896,208	21,373,172	30,040,351	23,450,099
Total	$10,983,900	$21,514,493	$30,256,616	$23,595,273

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles, such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $10,074, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $724.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0039% of the the fund’s average daily net assets:

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $894 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

16

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of shares of underlying funds aggregated $5,967,477 and $84,179,549, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	30,929	$342,169	23,034	$292,615
Service Class	1,222,192	13,813,513	812,377	9,651,387
	1,253,121	$14,155,682	835,411	$9,944,002
Shares issued to shareholders in reinvestment of distributions
Initial Class	27,285	$303,957	26,405	$286,495
Service Class	3,671,440	40,936,559	4,127,373	44,823,271
	3,698,725	$41,240,516	4,153,778	$45,109,766
Shares reacquired
Initial Class	(30,130)	$(336,968)	(28,048)	$(333,247)
Service Class	(8,127,901)	(91,021,184)	(6,749,110)	(82,436,509)
	(8,158,031)	$(91,358,152)	(6,777,158)	$(82,769,756)
Net change
Initial Class	28,084	$309,158	21,391	$245,863
Service Class	(3,234,269)	(36,271,112)	(1,809,360)	(27,961,851)
	(3,206,185)	$(35,961,954)	(1,787,969)	$(27,715,988)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $2,777 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Portfolio	400,141	10,378	(78,160)	332,359
MFS Global Governments Portfolio	1,904,337	86,419	(346,731)	1,644,025
MFS Global Real Estate Portfolio	1,741,951	89,741	(312,333)	1,519,359
MFS Growth Series	1,292,104	77,546	(170,823)	1,198,827
MFS High Yield Portfolio	4,318,327	310,755	(937,720)	3,691,362
MFS Inflation-Adjusted Bond Portfolio	2,387,168	98,483	(399,617)	2,086,034
MFS Institutional Money Market Portfolio	422,380	26,687,833	(26,693,925)	416,288
MFS International Growth Portfolio	1,874,246	127,180	(259,882)	1,741,544
MFS International Value Portfolio	1,051,104	42,552	(158,399)	935,257
MFS Limited Maturity Portfolio	927,150	57,153	(152,169)	832,134
MFS Mid Cap Growth Series	5,177,362	397,051	(777,662)	4,796,751
MFS Mid Cap Value Portfolio	5,404,298	474,511	(1,229,161)	4,649,648
MFS New Discovery Series	607,496	35,066	(115,969)	526,593
MFS New Discovery Value Portfolio	994,042	99,358	(294,371)	799,029
MFS Research International Portfolio	3,064,339	101,677	(343,532)	2,822,484
MFS Research Series	1,769,469	188,907	(322,867)	1,635,509
MFS Total Return Bond Series	1,804,081	120,721	(324,949)	1,599,853
MFS Value Series	2,819,114	289,572	(621,593)	2,487,093

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Portfolio	$(139,959)	$—	$27,390	$4,187,725
MFS Global Governments Portfolio	(264,992)	—	—	16,226,526
MFS Global Real Estate Portfolio	617,198	390,341	570,248	21,286,226
MFS Growth Series	894,699	2,937,932	21,537	46,466,519
MFS High Yield Portfolio	(420,711)	—	1,501,632	21,336,075
MFS Inflation-Adjusted Bond Portfolio	(306,542)	—	—	20,818,624
MFS Institutional Money Market Portfolio	(65)	—	760	416,288
MFS International Growth Portfolio	113,776	1,034,253	320,823	21,124,928
MFS International Value Portfolio	751,069	351,846	440,388	21,108,747
MFS Limited Maturity Portfolio	(8,568)	—	125,556	8,462,805
MFS Mid Cap Growth Series	244,392	3,179,418	—	38,182,141
MFS Mid Cap Value Portfolio	(447,075)	2,458,497	1,236,482	38,545,578
MFS New Discovery Series	(195,428)	223,956	171,432	8,520,272
MFS New Discovery Value Portfolio	(34,532)	684,467	250,527	8,621,523
MFS Research International Portfolio	104,474	—	645,264	38,216,429
MFS Research Series	469,993	4,037,338	779,006	42,523,227
MFS Total Return Bond Series	(231,881)	—	783,796	20,942,082
MFS Value Series	1,286,986	3,963,183	1,085,138	47,006,060

	$2,432,834	$19,261,231	$7,959,979	$423,991,775

18

MFS Growth Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Growth Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Allocation Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

19

MFS Growth Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

20

MFS Growth Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

21

MFS Growth Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and in the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

22

MFS Growth Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

23

MFS Growth Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $32,142,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 26.65% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2016

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

MFS® Variable Insurance Trust III

VIA-ANN

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Inflation-Adjusted Bond Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	55.8%
U.S. Treasury Securities	43.6%

Composition including fixed income credit quality (a)(i)
AAA	10.1%
AA	33.7%
A	4.5%
BBB	7.5%
U.S. Government	43.6%
Cash & Cash Equivalents	0.5%
Other	0.1%

Portfolio facts (i)
Average Duration (d)	8.2
Average Effective Maturity (m)	13.8 yrs.

Issuer country weightings (i)(x)
United States	44.1%
United Kingdom	24.5%
France	8.8%
Canada	4.9%
Japan	4.5%
Italy	4.0%
Spain	3.6%
Australia	2.7%
Sweden	1.6%
Other Countries	1.3%

Currency exposure weightings (i)(y)
United States Dollar	46.3%
British Pound Sterling	27.8%
Euro	19.0%
Japanese Yen	2.4%
Canadian Dollar	2.0%
Swedish Krona	1.4%
Australian Dollar	1.1%
New Zealand Dollar	0.3%
Chinese Yuan Renminbi (Offshore)	(0.5)%
Other Currencies	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Inflation-Adjusted Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Inflation-Adjusted Bond Portfolio (“fund”) provided a total return of 2.57%, while Service Class shares of the fund provided a total return of 2.38%. These compare with a return of 4.02% over the same period for the fund’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index (formerly “Barclays World Government Inflation-Linked Bond Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

During the reporting period, the fund underperformed its benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index. The fund’s overweight position in Australian and Japanese issued bonds weighed on relative returns, as both of these markets underperformed the benchmark. The fund’s overweight exposure to the euro, and underweight exposure to the Canadian dollar and the Australian dollar, also detracted from relative performance. Additionally, the fund’s underweight exposure to shorter-maturity bonds weakened relative returns, as these securities underperformed the benchmark.

The fund’s yield curve (y) positioning, particularly in Europe, was a net positive for relative performance, led by the fund’s longer-than-benchmark duration (d) positioning as overall yield levels declined in this region. The fund’s overweight exposure to the US dollar, which outperformed the benchmark, and underweight exposure to the Japanese yen, which underperformed the benchmark, also contributed to relative returns. The fund’s underweight exposure to UK inflation-linked securities was another positive factor for relative returns.

Respectfully,

Erik Weisman

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Inflation-Adjusted Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	2.57%	0.65%	3.33%
Service Class	10/01/08	2.38%	0.41%	3.07%

Comparative benchmark
Bloomberg Barclays World Government Inflation-Linked Bond Index (f)		4.02%	0.98%	3.09%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Bloomberg Barclays World Government Inflation-Linked Bond Index (formerly Barclays World Government Inflation-Linked Bond Index) – measures the performance of the major government inflation-linked bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Inflation-Adjusted Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.52%	$1,000.00	$972.71	$2.58
	Hypothetical (h)	0.52%	$1,000.00	$1,022.52	$2.64
Service Class	Actual	0.77%	$1,000.00	$971.51	$3.82
	Hypothetical (h)	0.77%	$1,000.00	$1,021.27	$3.91

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements).

5

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 99.1%
International Market Sovereign – 55.7%
Commonwealth of Australia, Inflation Linked Bond, 4%, 8/20/2020	AUD	4,677,990	$3,798,353
Commonwealth of Australia, Inflation Linked Bond, 1.25%, 2/21/2022	AUD	1,182,600	880,655
Commonwealth of Australia, Inflation Linked Bond, 3%, 9/20/2025	AUD	2,099,510	1,789,129
Commonwealth of Australia, Inflation Linked Bond, 2.5%, 9/20/2030	AUD	1,323,075	1,149,370
Commonwealth of Australia, Inflation Linked Bond, 2%, 8/21/2035	AUD	1,279,680	1,055,578
Federal Republic of Germany, Inflation Linked Bond, 0.5%, 4/15/2030	EUR	1,016,520	1,273,238
Federal Republic of Germany, Inflation Linked Bond, 0.1%, 4/15/2046	EUR	638,400	833,873
Government of Australia, Inflation Linked Bond, 1.25%, 8/21/2040	AUD	429,786	324,872
Government of Canada, Inflation Linked Bond, 4.25%, 12/01/2021	CAD	3,262,539	2,949,808
Government of Canada, Inflation Linked Bond, 4.25%, 12/01/2026	CAD	8,376,663	8,704,705
Government of Canada, Inflation Linked Bond, 4%, 12/01/2031	CAD	889,806	1,009,122
Government of Canada, Inflation Linked Bond, 3%, 12/01/2036	CAD	877,233	965,267
Government of Canada, Inflation Linked Bond, 2%, 12/01/2041	CAD	1,289,304	1,291,369
Government of Canada, Inflation Linked Bond, 1.5%, 12/01/2044	CAD	781,550	729,778
Government of Canada, Inflation Linked Bond, 1.25%, 12/01/2047	CAD	942,174	849,623
Government of France, Inflation Linked Bond, 1.3%, 7/25/2019	EUR	2,675,750	3,048,849
Government of France, Inflation Linked Bond, 2.25%, 7/25/2020	EUR	4,910,280	5,888,844
Government of France, Inflation Linked Bond, 1.1%, 7/25/2022	EUR	3,492,064	4,169,709
Government of France, Inflation Linked Bond, 2.1%, 7/25/2023	EUR	3,032,013	3,901,472
Government of France, Inflation Linked Bond, 0.25%, 7/25/2024	EUR	4,394,299	5,074,442
Government of France, Inflation Linked Bond, 3.4%, 7/25/2029	EUR	2,649,566	4,301,969
Government of France, Inflation Linked Bond, 3.15%, 7/25/2032	EUR	1,677,859	2,798,649
Government of France, Inflation Linked Bond, 1.8%, 7/25/2040	EUR	46,085	72,070
Government of France, Inflation Linked Bond, 0.1%, 7/25/2047	EUR	401,612	441,798
Government of Japan, Inflation Linked Bond, 1.3%, 9/10/2017	JPY	770,250,000	6,844,104
Government of Japan, Inflation Linked Bond, 1.4%, 3/10/2018	JPY	203,800,000	1,838,777

Issuer	Shares/Par		Value ($)
BONDS – continued
International Market Sovereign – continued
Government of Japan, Inflation Linked Bond, 0.1%, 3/10/2026	JPY	707,621,500	$6,457,141
Government of New Zealand, Inflation Linked Bond, 2%, 9/20/2025	NZD	727,580	511,101
Government of New Zealand, Inflation Linked Bond, 3%, 9/20/2030	NZD	721,210	554,312
Government of New Zealand, Inflation Linked Bond, 2.5%, 9/20/2035	NZD	405,680	284,320
Kingdom of Denmark, Inflation Linked Bond, 0.1%, 11/15/2023	DKK	6,267,120	952,182
Kingdom of Spain, Inflation Linked Bond, 0.55%, 11/30/2019	EUR	4,533,075	4,975,230
Kingdom of Spain, Inflation Linked Bond, 1.8%, 11/30/2024	EUR	4,366,862	5,224,598
Kingdom of Spain, Inflation Linked Bond, 1%, 11/30/2030	EUR	1,657,574	1,837,874
Kingdom of Sweden, Inflation Linked Bond, 4%, 12/01/2020	SEK	12,974,568	1,771,967
Kingdom of Sweden, Inflation Linked Bond, 0.125%, 6/01/2026	SEK	18,497,599	2,309,957
Kingdom of Sweden, Inflation Linked Bond, 3.5%, 12/01/2028	SEK	8,068,085	1,403,912
Republic of Italy, Inflation Linked Bond, 2.1%, 9/15/2021	EUR	3,269,730	3,814,611
Republic of Italy, Inflation Linked Bond, 2.6%, 9/15/2023	EUR	3,101,031	3,797,362
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/2024	EUR	1,718,666	2,064,202
Republic of Italy, Inflation Linked Bond, 3.1%, 9/15/2026	EUR	581,439	747,621
Republic of Italy, Inflation Linked Bond, 1.25%, 9/15/2032	EUR	1,004,900	1,105,109
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/2035	EUR	1,042,663	1,356,004
Republic of Italy, Inflation Linked Bond, 2.55%, 9/15/2041	EUR	344,295	454,395
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2026	GBP	2,051,140	3,052,833
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/2027	GBP	955,297	1,620,166
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2029	GBP	3,571,863	5,552,821
United Kingdom Treasury, Inflation Linked Bond, 4.125%, 7/22/2030	GBP	1,474,434	3,454,842
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/2032	GBP	1,884,498	3,578,486
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 3/22/2034	GBP	2,109,833	3,858,670
United Kingdom Treasury, Inflation Linked Bond, 2%, 1/26/2035	GBP	2,248,081	4,898,406
United Kingdom Treasury, Inflation Linked Bond, 1.125%, 11/22/2037	GBP	2,435,744	5,085,068

6

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
International Market Sovereign – continued
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 3/22/2040	GBP	2,768,056	$5,597,497
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 11/22/2042	GBP	1,857,345	3,947,960
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2044	GBP	2,146,743	4,176,056
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2046	GBP	1,520,508	3,044,930
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 11/22/2047	GBP	1,941,399	4,605,811
United Kingdom Treasury, Inflation Linked Bond, 0.5%, 3/22/2050	GBP	2,137,123	5,029,000
United Kingdom Treasury, Inflation Linked Bond, 0.25%, 3/22/2052	GBP	1,635,799	3,756,388
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/2055	GBP	1,734,864	5,399,807
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2058	GBP	1,562,865	3,895,659
United Kingdom Treasury, Inflation Linked Bond, 0.375%, 3/22/2062	GBP	1,851,893	5,365,404
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 11/22/2065	GBP	549,148	1,587,923
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2068	GBP	1,681,130	5,133,573

			$188,248,621

U.S. Treasury Inflation Protected Securities – 42.4%
U.S. Treasury Bonds, 0.125%, 4/15/2020		$6,708,845	$6,778,120
U.S. Treasury Bonds, 1.125%, 1/15/2021		6,239,483	6,545,124
U.S. Treasury Bonds, 0.375%, 7/15/2023		6,157,978	6,212,371
U.S. Treasury Bonds, 0.625%, 1/15/2024		8,423,857	8,570,770
U.S. Treasury Bonds, 0.125%, 7/15/2024		4,184,751	4,110,510
U.S. Treasury Bonds, 0.25%, 1/15/2025		6,568,830	6,459,400
U.S. Treasury Bonds, 2.375%, 1/15/2025		6,889,690	7,909,716
U.S. Treasury Bonds, 0.375%, 7/15/2025		8,141,609	8,096,146
U.S. Treasury Bonds, 0.625%, 1/15/2026		5,899,934	5,950,809
U.S. Treasury Bonds, 2%, 1/15/2026		333,674	375,849
U.S. Treasury Bonds, 2.375%, 1/15/2027		3,466,207	4,059,840
U.S. Treasury Bonds, 1.75%, 1/15/2028		1,382,181	1,542,982
U.S. Treasury Bonds, 3.625%, 4/15/2028		3,305,613	4,345,919
U.S. Treasury Bonds, 2.5%, 1/15/2029		1,131,409	1,364,411
U.S. Treasury Bonds, 3.875%, 4/15/2029		4,163,833	5,691,810
U.S. Treasury Bonds, 3.375%, 4/15/2032		680,860	941,000

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Bonds, 2.125%, 2/15/2040	$3,519,227	$4,357,335
U.S. Treasury Bonds, 2.125%, 2/15/2041	3,164,365	3,938,043
U.S. Treasury Bonds, 0.75%, 2/15/2042	4,526,886	4,284,218
U.S. Treasury Bonds, 0.625%, 2/15/2043	3,584,933	3,281,006
U.S. Treasury Bonds, 1.375%, 2/15/2044	3,573,847	3,898,831
U.S. Treasury Bonds, 0.75%, 2/15/2045	2,687,194	2,527,529
U.S. Treasury Bonds, 1%, 2/15/2046	1,152,702	1,157,144
U.S. Treasury Notes, 0.125%, 4/15/2019	7,283,563	7,374,163
U.S. Treasury Notes, 1.875%, 7/15/2019	2,264,020	2,410,572
U.S. Treasury Notes, 1.375%, 1/15/2020	1,977,264	2,079,396
U.S. Treasury Notes, 1.25%, 7/15/2020	6,203,155	6,550,923
U.S. Treasury Notes, 0.125%, 4/15/2021	1,222,764	1,229,670
U.S. Treasury Notes, 0.625%, 7/15/2021	5,247,302	5,414,229
U.S. Treasury Notes, 0.125%, 1/15/2022	4,854,719	4,862,491
U.S. Treasury Notes, 0.125%, 7/15/2022	6,799,307	6,815,809
U.S. Treasury Notes, 0.125%, 1/15/2023	4,280,749	4,248,652

		$143,384,788

U.S. Treasury Obligations – 1.0%
U.S. Treasury Notes, 1.625%, 5/15/2026	$3,521,000	$3,278,174

Total Bonds (Identified Cost, $330,305,824)		$334,911,583

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $2,064,011)	2,064,011	$2,064,011

Total Investments (Identified Cost, $332,369,835)		$336,975,594

OTHER ASSETS, LESS LIABILITIES – 0.3%		958,472

NET ASSETS – 100.0%		$337,934,066

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

7

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CNH	Chinese Yuan Renminbi (Offshore)

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NZD	New Zealand Dollar

SEK	Swedish Krona

Derivative Contracts at 12/31/16

Forward Foreign Currency Exchange Contracts at 12/31/16

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Barclays Bank PLC	437,879	3/10/17	$325,842	$315,492	$10,350
SELL	AUD	Goldman Sachs International	603,375	3/10/17	436,125	434,733	1,392
SELL	AUD	Westpac Banking Corp.	6,382,859	3/10/17	4,749,856	4,598,866	150,990
SELL	CAD	Goldman Sachs International	389,376	3/10/17	294,679	290,234	4,445
SELL	CAD	Merrill Lynch International	16,865,678	3/10/17	12,727,997	12,571,386	156,611
SELL	CAD	Morgan Stanley Capital Services, Inc.	426,616	3/10/17	318,334	317,992	342
SELL	CNH	JPMorgan Chase Bank N.A.	11,888,000	5/23/17	1,767,732	1,657,571	110,161
SELL	DKK	Citibank N.A.	1,406,894	3/10/17	204,376	199,900	4,476
SELL	EUR	JPMorgan Chase Bank N.A.	519,207	3/10/17	558,960	548,281	10,679
SELL	GBP	Goldman Sachs International	1,340,000	3/10/17	1,657,689	1,654,033	3,656
SELL	GBP	Morgan Stanley Capital Services, Inc.	1,489,256	3/10/17	1,845,030	1,838,268	6,762
BUY	JPY	Goldman Sachs International	981,884,000	3/10/17	8,427,531	8,427,609	78
BUY	JPY	Morgan Stanley Capital Services, Inc.	219,972,892	3/10/17	1,877,649	1,888,049	10,400
SELL	JPY	Brown Brothers Harriman	392,177,000	3/10/17	3,379,595	3,366,095	13,500
SELL	JPY	Goldman Sachs International	1,437,271,294	3/10/17	12,654,640	12,336,244	318,396
SELL	NZD	JPMorgan Chase Bank N.A.	349,756	3/10/17	249,745	242,509	7,236
BUY	SEK	Goldman Sachs International	15,502,000	3/10/17	1,687,042	1,708,000	20,958

							$830,432

Liability Derivatives
BUY	CAD	JPMorgan Chase Bank N.A.	4,326,000	3/10/17	$3,299,690	$3,224,526	$(75,164)
BUY	EUR	Citibank N.A.	1,797,879	3/10/17	1,935,176	1,898,554	(36,622)
BUY	EUR	JPMorgan Chase Bank N.A.	4,080,774	3/10/17	4,405,602	4,309,283	(96,319)
BUY	EUR	Morgan Stanley Capital Services, Inc.	1,606,000	3/10/17	1,699,536	1,695,931	(3,605)
SELL	EUR	Morgan Stanley Capital Services, Inc.	404,485	3/10/17	422,607	427,135	(4,528)
BUY	GBP	Brown Brothers Harriman	1,373,000	3/10/17	1,698,109	1,694,767	(3,342)
BUY	GBP	Merrill Lynch International	10,484,129	3/10/17	13,317,465	12,941,118	(376,347)
SELL	JPY	Morgan Stanley Capital Services, Inc.	212,276,102	3/10/17	1,820,376	1,821,987	(1,611)
SELL	SEK	Citibank N.A.	5,470,140	3/10/17	602,021	602,696	(675)
SELL	SEK	Goldman Sachs International	16,237,342	3/10/17	1,740,240	1,789,020	(48,780)

							$(646,993)

At December 31, 2016, the fund had $210,000 cash collateral to cover any commitments under these derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

8

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $330,305,824)	$334,911,583
Underlying affiliated funds, at value (identified cost, $2,064,011)	2,064,011
Total investments, at value (identified cost, $332,369,835)	$336,975,594
Restricted cash	210,000
Foreign currency, at value (identified cost, $15)	15
Receivables for
Forward foreign currency exchange contracts	830,432
Fund shares sold	55,885
Interest	1,007,042
Other assets	290
Total assets		$339,079,258
Liabilities
Payables for
Forward foreign currency exchange contracts	$646,993
Fund shares reacquired	413,934
Payable to affiliates
Investment adviser	14,056
Shareholder servicing costs	44
Distribution and/or service fees	3,445
Payable for independent Trustees’ compensation	45
Accrued expenses and other liabilities	66,675
Total liabilities		$1,145,192
Net assets		$337,934,066
Net assets consist of
Paid-in capital	$339,052,746
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,774,487
Accumulated net realized gain (loss) on investments and foreign currency	(5,526,917)
Accumulated net investment loss	(366,250)
Net assets		$337,934,066
Shares of beneficial interest outstanding		34,007,144

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$168,856,593	16,911,819	$9.98
Service Class	169,077,473	17,095,325	9.89

See Notes to Financial Statements

9

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$4,149,740
Dividends from underlying affiliated funds	28,638
Other	528
Total investment income		$4,178,906
Expenses
Management fee	$1,761,957
Distribution and/or service fees	433,447
Shareholder servicing costs	7,323
Administrative services fee	64,606
Independent Trustees’ compensation	10,903
Custodian fee	49,464
Reimbursement of custodian expenses	(51,072)
Shareholder communications	18,199
Audit and tax fees	41,869
Legal fees	3,486
Miscellaneous	16,856
Total expenses		$2,357,038
Reduction of expenses by investment adviser	(25,027)
Net expenses		$2,332,011
Net investment income		$1,846,895
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(4,538,759)
Underlying affiliated funds	1,165
Futures contracts	(300,393)
Foreign currency	(4,802,583)
Net realized gain (loss) on investments and foreign currency		$(9,640,570)
Change in unrealized appreciation (depreciation)
Investments	$17,770,561
Futures contracts	(31,660)
Translation of assets and liabilities in foreign currencies	123,713
Net unrealized gain (loss) on investments and foreign currency translation		$17,862,614
Net realized and unrealized gain (loss) on investments and foreign currency		$8,222,044
Change in net assets from operations		$10,068,939

See Notes to Financial Statements

10

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income (loss)	$1,846,895	$(952,276)
Net realized gain (loss) on investments and foreign currency	(9,640,570)	(863,679)
Net unrealized gain (loss) on investments and foreign currency translation	17,862,614	(18,447,485)
Change in net assets from operations	$10,068,939	$(20,263,440)
Distributions declared to shareholders
From net investment income	$—	$(2,265,802)
Change in net assets from fund share transactions	$(33,733,905)	$(47,303,509)
Total change in net assets	$(23,664,966)	$(69,832,751)
Net assets
At beginning of period	361,599,032	431,431,783
At end of period (including accumulated net investment loss of $366,250 and accumulated distributions in excess of net investment income of $71,508, respectively)	$337,934,066	$361,599,032

See Notes to Financial Statements

11

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.73		$10.32	$10.04	$11.29	$11.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	(c)	$(0.01)	$0.08	$0.02	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.18		(0.51)	0.29	(0.61)	0.76
Total from investment operations	$0.25		$(0.52)	$0.37	$(0.59)	$0.86
Less distributions declared to shareholders
From net investment income	$—		$(0.07)	$(0.09)	$—	$(0.10)
From net realized gain on investments	—		—	—	(0.66)	(0.81)
Total distributions declared to shareholders	$—		$(0.07)	$(0.09)	$(0.66)	$(0.91)
Net asset value, end of period (x)	$9.98		$9.73	$10.32	$10.04	$11.29
Total return (%) (k)(r)(s)(x)	2.57	(c)	(5.04)	3.71	(5.07)	7.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	(c)	0.56	0.55	0.56	0.65
Expenses after expense reductions (f)	0.54	(c)	0.55	0.54	0.56	N/A
Net investment income (loss)	0.65	(c)	(0.11)	0.72	0.22	0.87
Portfolio turnover	47		44	24	51	520
Net assets at end of period (000 omitted)	$168,857		$184,691	$214,183	$230,805	$227,553

See Notes to Financial Statements

12

MFS Inflation-Adjusted Bond Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013		2012
Net asset value, beginning of period	$9.66		$10.24	$9.96	$11.23		$11.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	(c)	$(0.04)	$0.05	$(0.00	)(w)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.19		(0.50)	0.29	(0.61)		0.75
Total from investment operations	$0.23		$(0.54)	$0.34	$(0.61)		$0.82
Less distributions declared to shareholders
From net investment income	$—		$(0.04)	$(0.06)	$—		$(0.09)
From net realized gain on investments	—		—	—	(0.66)		(0.81)
Total distributions declared to shareholders	$—		$(0.04)	$(0.06)	$(0.66)		$(0.90)
Net asset value, end of period (x)	$9.89		$9.66	$10.24	$9.96		$11.23
Total return (%) (k)(r)(s)(x)	2.38	(c)	(5.27)	3.43	(5.28)		7.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	(c)	0.81	0.80	0.81		0.90
Expenses after expense reductions (f)	0.79	(c)	0.80	0.79	0.81		N/A
Net investment income (loss)	0.40	(c)	(0.37)	0.46	(0.00	)(w)	0.61
Portfolio turnover	47		44	24	51		520
Net assets at end of period (000 omitted)	$169,077		$176,909	$217,249	$248,127		$303,846

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Inflation-Adjusted Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Inflation-Adjusted Bond Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$146,662,962	$—	$146,662,962
Non-U.S. Sovereign Debt	—	188,248,621	—	188,248,621
Mutual Funds	2,064,011	—	—	2,064,011
Total Investments	$2,064,011	$334,911,583	$—	$336,975,594

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$830,432	$—	$830,432
Forward Foreign Currency Exchange Contracts – Liabilities	—	(646,993)	—	(646,993)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

15

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$830,432	$(646,993)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(300,393)	$—
Foreign Exchange	—	(4,835,898)
Total	$(300,393)	$(4,835,898)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(31,660)	$—
Foreign Exchange	—	127,747
Total	$(31,660)	$127,747

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

16

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and derivative transactions.

17

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$—	$2,265,802

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$333,640,889
Gross appreciation	12,174,027
Gross depreciation	(8,839,322)
Net unrealized appreciation (depreciation)	$3,334,705
Capital loss carryforwards	(4,358,049)
Other temporary differences	(95,336)

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(4,358,049)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$—	$1,433,330
Service Class	—	832,472
Total	$—	$2,265,802

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $25,027, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $6,531, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $792.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The

18

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0183% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $689 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$60,600,652	$72,830,495
Investments (non-U.S. Government securities)	$102,029,938	$121,023,666

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	257,954	$2,594,615	211,355	$2,137,002
Service Class	1,856,045	18,332,975	1,028,392	10,307,083
	2,113,999	$20,927,590	1,239,747	$12,444,085
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	140,937	$1,433,330
Service Class	—	—	82,423	832,472
	—	$—	223,360	$2,265,802
Shares reacquired
Initial Class	(2,327,493)	$(23,708,840)	(2,130,068)	$(21,647,750)
Service Class	(3,069,800)	(30,952,655)	(4,014,791)	(40,365,646)
	(5,397,293)	$(54,661,495)	(6,144,859)	$(62,013,396)
Net change
Initial Class	(2,069,539)	$(21,114,225)	(1,777,776)	$(18,077,418)
Service Class	(1,213,755)	(12,619,680)	(2,903,976)	(29,226,091)
	(3,283,294)	$(33,733,905)	(4,681,752)	$(47,303,509)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 25%, 18%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition,

19

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $2,174 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	7,727,534	140,053,226	(145,716,749)	2,064,011

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$1,165	$—	$28,638	$2,064,011

20

MFS Inflation-Adjusted Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Inflation-Adjusted Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Inflation-Adjusted Bond Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Inflation-Adjusted Bond Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

21

MFS Inflation-Adjusted Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

22

MFS Inflation-Adjusted Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Erik Weisman

23

MFS Inflation-Adjusted Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Inflation-Adjusted Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

25

MFS Inflation-Adjusted Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2016

MFS® LIMITED MATURITY PORTFOLIO

MFS® Variable Insurance Trust III

VLT-ANN

MFS® LIMITED MATURITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Limited Maturity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Limited Maturity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	66.7%
Asset-Backed Securities	13.5%
U.S. Treasury Securities	6.7%
Non-U.S. Government Bonds	5.1%
Emerging Markets Bonds	3.5%
Mortgage-Backed Securities	2.8%
U.S. Government Agencies	1.7%
Residential Mortgage-Backed Securities	1.1%
Collateralized Debt Obligations	0.9%
High Yield Corporates	0.6%
Commercial Mortgage-Backed Securities	0.5%

Composition including fixed income credit quality (a)(i)
AAA	18.6%
AA	14.1%
A	25.7%
BBB	32.9%
BB	0.6%
Federal Agencies	4.5%
Not Rated	6.7%
Cash & Cash Equivalents	3.6%
Other	(6.7)%

Portfolio facts (i)
Average Duration (d)	1.6
Average Effective Maturity (m)	1.9 yrs.

Issuer country weightings (i)(x)
United States	64.6%
United Kingdom	4.5%
Sweden	4.3%
Canada	3.7%
Netherlands	3.5%
France	3.4%
Australia	2.7%
Japan	2.7%
Switzerland	1.9%
Other Countries	8.7%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

MFS Limited Maturity Portfolio

Portfolio Composition – continued

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

MFS Limited Maturity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Limited Maturity Portfolio (“fund”) provided a total return of 1.68%, while Service Class shares of the fund provided a total return of 1.48%. These compare with a return of 1.28% over the same period for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (formerly “Barclays 1-3 Year U.S. Government/Credit Bond Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

During the reporting period, the fund’s overweight allocation to both the industrials and financial institutions sectors, and not holding securities within the treasury sector, contributed to performance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. A greater exposure to “A” and “AA” rated (r) securities also positively impacted relative returns, as these credit quality segments outperformed the benchmark.

The fund’s exposure to the yield curve (y), particularly the impact from carry (i.e., the cost or benefit from holding an asset), negatively impacted performance relative to the benchmark.

Respectfully,

Philipp Burgener	Alexander Mackey
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: During the reporting period ended December 31, 2016, James Calmas was a Portfolio Manager of the Fund. Effective February 1, 2017, James Calmas is no longer a Portfolio Manager of the Fund. Effective February 1, 2017, Philipp Burgener and Alexander Mackey became Portfolio Managers of the Fund.

MFS Limited Maturity Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Limited Maturity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	1.68%	1.18%	1.79%
Service Class	3/07/08	1.48%	0.94%	1.53%

Comparative benchmark
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		1.28%	0.92%	1.70%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (formerly Barclays 1-3 Year U.S. Government/Credit Bond Index) – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

MFS Limited Maturity Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Limited Maturity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.39%	$1,000.00	$1,000.08	$1.96
	Hypothetical (h)	0.39%	$1,000.00	$1,023.18	$1.98
Service Class	Actual	0.64%	$1,000.00	$999.02	$3.22
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.05% (See Note 2 of the Notes to Financial Statements).

MFS Limited Maturity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 96.0%
Asset-Backed & Securitized – 16.0%
Adirondack Park CLO Ltd., FRN, 2.03%, 4/15/2024 (z)	$480,000	$478,638
AmeriCredit Automobile Receivables Trust, 2015-3, “A2A”, 1.07%, 1/08/2019	580,443	580,307
AmeriCredit Automobile Receivables Trust, 2016-3, “A2A”, 1.37%, 11/08/2019	1,640,000	1,640,844
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/2022 (n)	127,407	127,280
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	2,060,000	2,060,023
Atrium CDO Corp., FRN, 2%, 7/16/2025 (z)	795,000	793,463
Capital One Multi-Asset Execution Trust, 2016-A4, “A4”, 1.33%, 6/15/2022	4,180,000	4,122,136
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.674%, 3/15/2028 (n)	1,747,000	1,759,036
Chesapeake Funding LLC, “A”, FRN, 1.101%, 1/07/2025 (n)	636,354	636,122
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 1.151%, 2/07/2027 (n)	1,580,903	1,578,861
Chrysler Capital Auto Receivables Trust 2016-A, 1.47%, 4/15/2019 (n)	1,314,103	1,315,366
Chrysler Capital Auto Receivables Trust 2016-B, “A2”, 1.36%, 1/15/2020 (n)	1,240,000	1,238,259
Colony Starwood Homes, 2016-2A, “A”, FRN, 1.986%, 12/17/2033 (n)	2,524,213	2,526,113
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	2,683,000	2,692,034
Credit Acceptance Auto Loan Trust, 2016-2A, “A”, 2.42%, 11/15/2023 (n)	1,610,000	1,607,901
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (n)	2,525,000	2,504,434
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.934%, 9/15/2039	1,079,057	1,094,634
Cutwater Ltd., 2014-1A, “A”, FRN, 2.4%, 7/15/2026 (z)	1,810,000	1,799,998
CWCapital Cobalt Ltd., “A4”, FRN, 5.761%, 5/15/2046	1,454,574	1,471,038
Drive Auto Receivables Trust, 2016-CA, “A3”, 1.67%, 11/15/2019 (z)	2,310,000	2,307,730
DT Auto Owner Trust, 2016-2A, “A”, 1.73%, 8/15/2019 (n)	579,811	580,292
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	1,480,000	1,475,653
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/2019 (n)	169,495	169,370
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/2019 (n)	240,423	240,539
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/2019 (n)	512,904	512,994
Exeter Automobile Receivables Trust, 2016-1A, “A”, 2.35%, 7/15/2020 (n)	522,688	524,531

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020 (n)	$2,788,579	$2,784,562
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	1,354,934	1,364,959
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	1,104,000	1,113,045
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	3,515,000	3,542,641
Ford Credit Floorplan Master Owner Trust, “A”, 1.92%, 1/15/2019	2,310,000	2,310,613
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 1.103%, 1/15/2020	1,500,000	1,501,613
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 1.119%, 7/20/2019	3,210,000	3,210,339
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/2018	1,354,923	1,354,970
GO Financial Auto Securitization Trust, 2015-2, “A”, 3.27%, 11/15/2018 (n)	409,214	409,371
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 1.213%, 12/10/2027 (n)	550,451	550,428
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	1,520,000	1,526,819
Hyundai Auto Lease Securitization Trust, 2016-C, “A2”, 1.3%, 3/15/2019 (n)	2,720,000	2,717,613
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/2018	845,092	844,455
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/2049	637,183	637,348
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/2017 (n)	253,243	253,198
Limerock CLO III Ltd, 2014-3A, “A1”, FRN, 2.411%, 10/20/2026 (z)	1,247,262	1,245,589
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027 (z)	1,619,932	1,616,824
Mercedes-Benz Auto Lease Trust, 2015-B, “A2A”, 1%, 1/16/2018	959,585	959,314
Mercedes-Benz Master Owner Trust, 2016-AA, “A”, FRN, 1.283%, 5/15/2020 (n)	2,620,000	2,628,375
Motor PLC, 2015-1A, “A1”, FRN, 1.361%, 6/25/2022 (n)	1,387,933	1,387,867
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.882%, 11/25/2025 (n)	354,651	354,793
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026 (z)	609,295	611,390
Navient Student Loan Trust, 2016-3A, “A1”, FRN, 1.184%, 6/25/2065 (n)	1,089,471	1,092,531
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	3,702,000	3,702,384
Nissan Master Owner Trust Receivables 2015, “A-1”, FRN, 1.103%, 1/15/2020	3,990,000	3,996,398
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021 (z)	854,000	855,413

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Oscar U.S. Funding Trust, 2016-2A, “A”, 2.31%, 11/15/2019 (n)	$810,000	$810,484
Santander Drive Auto Receivable Trust, 2016-2A, “A2”, 1.38%, 7/15/2019	735,167	735,467
Securitized Term Auto Receivables Trust, 2016-1A, “A2A”, 1.284%, 11/26/2018 (n)	1,260,000	1,258,688
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	1,044,022	1,039,035
SLM Student Loan Trust, “A-4”, FRN, 0.961%, 10/25/2021	5,348	5,346
SPS Servicer Advance Receivables Trust, 2016-T1, “AT1”, 2.53%, 11/16/2048 (z)	3,150,000	3,141,319
Student Loan Consolidation Center, “A”, FRN, 1.976%, 10/25/2027 (n)	803,166	793,666
Suntrust Auto Receivables Trust, 0.99%, 6/15/2018 (n)	206,060	206,054
Sway Residential Trust, 2014-1, “A”, FRN, 2.036%, 1/17/2032 (n)	1,633,718	1,634,778
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 1.986%, 5/17/2032 (n)	1,200,148	1,194,244
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 2.589%, 11/17/2033 (n)	1,710,000	1,658,642
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	3,077,000	3,054,822
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.911%, 7/22/2019 (n)	4,620,000	4,615,971
Volvo Financial Equipment LLC, “A2”, 1.44%, 10/15/2018 (n)	1,701,975	1,703,290
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/2023 (n)	311,068	310,874

		$100,573,128

Automotive – 3.2%
Daimler Finance North America LLC, 2.4%, 4/10/2017 (n)	$1,800,000	$1,805,634
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	1,530,000	1,515,350
Ford Motor Credit Co. LLC, FRN, 1.816%, 1/09/2018	1,940,000	1,945,706
Hyundai Capital America, 2%, 3/19/2018 (n)	2,863,000	2,862,107
Hyundai Capital America, 2.4%, 10/30/2018 (n)	1,820,000	1,827,238
Nissan Motor Acceptance Corp., FRN, 1.491%, 3/03/2017 (n)	1,890,000	1,891,675
Toyota Motor Credit Corp., 1.7%, 2/19/2019	1,510,000	1,504,671
Toyota Motor Credit Corp., FRN, 1.27%, 1/17/2019	3,370,000	3,375,860
Volkswagen Group of America Finance LLC, FRN, 1.289%, 5/23/2017 (n)	2,090,000	2,087,787
Volkswagen Group of America Finance LLC, FRN, 1.351%, 11/20/2017 (n)	1,080,000	1,077,217

		$19,893,245

Issuer	Shares/Par	Value ($)
BONDS – continued
Banks & Diversified Financials (Covered Bonds) – 1.3%
Bank of Scotland PLC, 5.25%, 2/21/2017 (n)	$3,900,000	$3,922,784
SpareBank 1 Boligkreditt A.S., 2.3%, 6/30/2017 (n)	4,100,000	4,116,039

		$8,038,823

Broadcasting – 0.2%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$1,141,000	$1,133,971

Brokerage & Asset Managers – 0.4%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	$2,516,000	$2,541,650

Building – 0.3%
Stanley Black & Decker, Inc., 1.622%, 11/17/2018	$1,780,000	$1,768,683

Business Services – 0.4%
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	$800,000	$813,760
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	1,810,000	1,763,161

		$2,576,921

Chemicals – 1.5%
CF Industries, Inc., 6.875%, 5/01/2018	$2,348,000	$2,471,599
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/2018 (n)	2,350,000	2,349,911
Dow Chemical Co., 8.55%, 5/15/2019	1,570,000	1,798,649
LyondellBasell Industries N.V., 5%, 4/15/2019	2,600,000	2,744,898

		$9,365,057

Computer Software – 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	$1,660,000	$1,694,110
Microsoft Corp., 2%, 11/03/2020	2,379,000	2,379,633

		$4,073,743

Computer Software – Systems – 0.1%
Apple, Inc., 1.7%, 2/22/2019	$775,000	$776,290

Conglomerates – 0.5%
ABB Finance (USA), Inc., 1.625%, 5/08/2017	$930,000	$931,481
Roper Industries, Inc., 1.85%, 11/15/2017	1,299,000	1,302,940
Roper Technologies, Inc., 2.8%, 12/15/2021	783,000	781,831

		$3,016,252

Consumer Products – 1.2%
Mattel, Inc., 1.7%, 3/15/2018	$1,232,000	$1,229,074
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	3,470,000	3,530,159
Reckitt Benckiser PLC, 2.125%, 9/21/2018 (n)	2,480,000	2,483,874

		$7,243,107

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Consumer Services – 0.3%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$1,788,000	$1,794,256

Electrical Equipment – 0.7%
Amphenol Corp., 1.55%, 9/15/2017	$1,230,000	$1,231,197
Arrow Electronics, Inc., 3%, 3/01/2018	919,000	929,353
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	2,430,000	2,422,907

		$4,583,457

Electronics – 0.4%
Tyco Electronics Group S.A., 2.375%, 12/17/2018	$971,000	$980,169
Xilinx, Inc., 2.125%, 3/15/2019	1,490,000	1,491,149

		$2,471,318

Emerging Market Quasi-Sovereign – 0.8%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$2,022,000	$2,047,275
Petroleos Mexicanos, 3.125%, 1/23/2019	487,000	482,861
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	2,429,000	2,417,700

		$4,947,836

Emerging Market Sovereign – 0.3%
State of Qatar, 2.375%, 6/02/2021 (n)	$1,680,000	$1,643,332

Energy – Integrated – 0.6%
BP Capital Markets PLC, 2.521%, 1/15/2020	$1,371,000	$1,378,103
Shell International Finance B.V., 1.375%, 5/10/2019	2,640,000	2,612,768

		$3,990,871

Financial Institutions – 0.5%
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	$2,949,000	$2,952,854

Food & Beverages – 5.1%
Anheuser-Busch InBev Finance, Inc., 1.9%, 2/01/2019	$2,405,000	$2,407,915
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	2,528,000	2,539,598
Anheuser-Busch InBev S.A., 1.375%, 7/15/2017	2,700,000	2,702,257
Diageo Capital PLC, 1.5%, 5/11/2017	2,000,000	2,002,940
Ingredion, Inc., 1.8%, 9/25/2017	1,950,000	1,952,369
J.M. Smucker Co., 1.75%, 3/15/2018	960,000	961,128
Kraft Heinz Foods Co., 1.6%, 6/30/2017	2,710,000	2,712,108
Kraft Heinz Foods Co., 6.125%, 8/23/2018	1,800,000	1,918,429
Molson Coors Brewing Co., 2%, 5/01/2017	2,854,000	2,860,878
Mondelez International, Inc., FRN, 1.5%, 10/28/2019 (n)	3,160,000	3,166,974
Pernod Ricard S.A., 2.95%, 1/15/2017 (n)	4,787,000	4,789,575
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	810,000	899,036
Tyson Foods, Inc., 2.65%, 8/15/2019	968,000	976,803
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	1,970,000	1,953,566

Issuer	Shares/Par	Value ($)
BONDS – continued
Food & Beverages – continued
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	$334,000	$336,926

		$32,180,502

Food & Drug Stores – 0.8%
CVS Health Corp., 1.9%, 7/20/2018	$1,000,000	$1,003,676
CVS Health Corp., 2.8%, 7/20/2020	1,530,000	1,552,125
Walgreens Boots Alliance, Inc., 1.75%, 5/30/2018	2,250,000	2,251,906

		$4,807,707

Gaming & Lodging – 0.4%
Wyndham Worldwide Corp., 2.95%, 3/01/2017	$2,526,000	$2,528,529

Insurance – 1.4%
American International Group, Inc., 2.3%, 7/16/2019	$408,000	$409,753
American International Group, Inc., 3.3%, 3/01/2021	3,039,000	3,110,268
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	2,660,000	2,628,577
Prudential Financial, Inc., FRN, 1.685%, 8/15/2018	1,500,000	1,505,232
Voya Financial, Inc., 2.9%, 2/15/2018	1,254,000	1,269,380

		$8,923,210

Insurance – Health – 0.8%
Aetna, Inc., 1.9%, 6/07/2019	$2,800,000	$2,792,857
UnitedHealth Group, Inc., 1.45%, 7/17/2017	2,060,000	2,063,275

		$4,856,132

Insurance – Property & Casualty – 0.3%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/2019	$1,740,000	$1,748,998

International Market Quasi-Sovereign – 4.4%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/2018 (n)	$4,000,000	$3,997,600
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	1,390,000	1,393,975
Electricite de France, 2.15%, 1/22/2019 (n)	2,500,000	2,504,695
KFW Government Development Banks, 0.875%, 4/19/2018	1,810,000	1,800,092
KFW Government Development Banks, 1.125%, 11/16/2018	1,180,000	1,173,163
Kommunalbanken A.S., 1%, 3/15/2018 (n)	2,000,000	1,991,144
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/2018 (n)	1,520,000	1,520,611
Statoil A.S.A., FRN, 1.195%, 5/15/2018	911,000	910,543
Statoil A.S.A., FRN, 1.342%, 11/08/2018	1,600,000	1,601,928
Swedish Export Credit Corp., 1.125%, 8/28/2019	4,510,000	4,434,737
Swedish Export Credit Corp., FRN, 1.181%, 1/23/2017	6,320,000	6,321,466

		$27,649,954

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
International Market Sovereign – 0.7%
Kingdom of Sweden, 1%, 2/27/2018 (n)	$3,040,000	$3,029,539
Republic of Finland, 1%, 4/23/2019 (n)	1,190,000	1,174,313

		$4,203,852

Internet – 0.1%
Baidu, Inc., 2.75%, 6/09/2019	$440,000	$444,618

Major Banks – 18.0%
ABN AMRO Bank N.V., 4.25%, 2/02/2017 (n)	$4,230,000	$4,239,128
Bank of America Corp., 6%, 9/01/2017	5,050,000	5,196,172
Bank of America Corp., 6.875%, 4/25/2018	1,000,000	1,062,763
Bank of America Corp., 1.75%, 6/05/2018	2,490,000	2,489,514
Bank of America Corp., 2.151%, 11/09/2020	1,300,000	1,282,264
Bank of Montreal, FRN, 1.476%, 4/09/2018	1,380,000	1,385,310
Bank of Montreal, FRN, 1.531%, 7/18/2019	2,110,000	2,115,695
Bank of Nova Scotia, 1.44%, 9/01/2017	3,610,000	3,612,035
Barclays PLC, 3.25%, 1/12/2021	4,360,000	4,364,247
BNP Paribas, FRN, 1.473%, 3/17/2017	1,860,000	1,860,958
Commonwealth Bank of Australia, 1.75%, 11/02/2018	610,000	608,370
Commonwealth Bank of Australia, FRN, 1.52%, 11/07/2019 (n)	3,150,000	3,151,421
Commonwealth Bank of Australia, FRN, 1.316%, 3/13/2017 (n)	2,160,000	2,160,877
Commonwealth Bank of Australia, FRN, 1.22%, 9/08/2017 (n)	1,700,000	1,698,946
Credit Agricole, 1.43%, 9/01/2017	3,630,000	3,633,007
Credit Suisse New York, 1.75%, 1/29/2018	2,170,000	2,165,441
DNB Bank A.S.A., 3.2%, 4/03/2017 (n)	2,815,000	2,828,450
Goldman Sachs Group, Inc., 2%, 4/25/2019	60,000	59,738
Goldman Sachs Group, Inc., FRN, 1.586%, 5/22/2017	1,200,000	1,202,030
Goldman Sachs Group, Inc., FRN, 2.087%, 4/30/2018	1,580,000	1,593,762
Goldman Sachs Group, Inc., FRN, 2.005%, 11/15/2018	3,100,000	3,129,469
Goldman Sachs Group, Inc., FRN, 1.901%, 10/23/2019	2,040,000	2,056,506
HSBC Bank PLC, FRN, 1.545%, 5/15/2018 (n)	2,273,000	2,273,768
Huntington National Bank, FRN, 1.306%, 4/24/2017	3,470,000	3,470,517
ING Bank N.V., 1.8%, 3/16/2018 (n)	3,290,000	3,285,378
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	1,340,000	1,347,823
Mizuho Bank Ltd., FRN, 1.447%, 9/25/2017 (n)	960,000	959,386
Mizuho Bank Ltd., FRN, 2.071%, 10/20/2018 (n)	2,390,000	2,402,146
Morgan Stanley, 4.75%, 3/22/2017	1,675,000	1,687,611
Morgan Stanley, 2.65%, 1/27/2020	2,300,000	2,309,389
Morgan Stanley, FRN, 2.26%, 2/01/2019	4,500,000	4,582,467
Nordea Bank AB, FRN, 1.213%, 4/04/2017 (n)	1,730,000	1,731,253

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
PNC Bank N.A., 2.25%, 7/02/2019	$3,080,000	$3,097,491
Royal Bank of Canada, FRN, 1.653%, 12/10/2018	4,030,000	4,050,569
Skandinaviska Enskilda, 1.75%, 3/19/2018 (n)	1,721,000	1,717,971
Sumitomo Mitsui Banking Corp., FRN, 1.547%, 10/19/2018	2,710,000	2,719,000
Sumitomo Mitsui Banking Corp., FRN, 1.196%, 7/11/2017	2,430,000	2,428,882
Svenska Handelsbanken AB, 2.875%, 4/04/2017	2,500,000	2,511,693
Svenska Handelsbanken AB, FRN, 1.436%, 9/06/2019	1,890,000	1,890,000
Swedbank AB, 2.125%, 9/29/2017 (n)	5,039,000	5,062,920
Toronto-Dominion Bank, 1.45%, 9/06/2018	3,040,000	3,025,335
Toronto-Dominion Bank, 1.552%, 8/13/2019	2,770,000	2,781,346
Wells Fargo & Co., FRN, 1.21%, 9/08/2017	4,090,000	4,089,178
Wells Fargo Bank N.A., FRN, 1.621%, 1/22/2018	250,000	251,218
Westpac Banking Corp., 1.55%, 5/25/2018	1,580,000	1,576,169
Westpac Banking Corp., FRN, 1.241%, 5/19/2017	1,890,000	1,890,968

		$113,038,581

Medical & Health Technology & Services – 0.7%
Becton, Dickinson and Co., 1.8%, 12/15/2017	$155,000	$155,342
Covidien International Finance S.A., 6%, 10/15/2017	1,485,000	1,537,813
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	2,460,000	2,456,303

		$4,149,458

Medical Equipment – 0.9%
Abbott Laboratories, 2.35%, 11/22/2019	$2,680,000	$2,681,833
Medtronic, Inc., 1.5%, 3/15/2018	1,320,000	1,319,848
Zimmer Holdings, Inc., 2%, 4/01/2018	1,740,000	1,741,891

		$5,743,572

Metals & Mining – 0.4%
Freeport-McMoRan, Inc., 2.15%, 3/01/2017	$330,000	$327,938
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	800,000	794,000
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	1,650,000	1,643,037

		$2,764,975

Midstream – 0.9%
Energy Transfer Partners LP, 2.5%, 6/15/2018	$1,050,000	$1,053,684
EnLink Midstream Partners LP, 2.7%, 4/01/2019	1,342,000	1,342,580
Enterprise Products Operating LP, 6.5%, 1/31/2019	630,000	686,514

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
Kinder Morgan (Delaware), Inc., 2%, 12/01/2017	$1,460,000	$1,462,132
ONEOK Partners LP, 2%, 10/01/2017	775,000	777,106
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	195,000	195,285

		$5,517,301

Mortgage-Backed – 2.7%
Fannie Mae, 2.8%, 3/01/2018	$2,995,230	$3,029,278
Fannie Mae, 3.739%, 6/01/2018	7,563,406	7,709,238
Fannie Mae, 5.5%, 5/01/2025	785,891	810,278
Fannie Mae, 5%, 3/01/2030 – 7/01/2039	1,343,702	1,465,105
Fannie Mae, 5%, 3/01/2042 (f)	991,470	1,085,111
Fannie Mae, FRN, 0.782%, 5/25/2018	1,651,866	1,648,971
Fannie Mae, FRN, 1.106%, 5/25/2018	1,487,349	1,487,389

		$17,235,370

Network & Telecom – 2.2%
AT&T, Inc., 2.3%, 3/11/2019	$1,530,000	$1,535,285
AT&T, Inc., 2.45%, 6/30/2020	3,240,000	3,215,143
British Telecommunications PLC, 2.35%, 2/14/2019	1,860,000	1,870,165
Verizon Communications, Inc., 6.1%, 4/15/2018	2,500,000	2,642,335
Verizon Communications, Inc., FRN, 1.763%, 6/17/2019	4,600,000	4,641,823

		$13,904,751

Oil Services – 0.2%
Schlumberger Holdings Corp., 1.9%, 12/21/2017 (n)	$1,480,000	$1,485,569

Oils – 0.5%
Marathon Petroleum Corp., 2.7%, 12/14/2018	$2,908,000	$2,946,104

Other Banks & Diversified Financials – 9.7%
Banco Santander Chile, FRN, 1.776%, 4/11/2017 (n)	$510,000	$509,388
Banque Federative du Credit Mutuel, 2.75%, 1/22/2019 (n)	798,000	806,480
Banque Federative du Credit Mutuel, 2%, 4/12/2019 (n)	2,430,000	2,419,143
Banque Federative du Credit Mutuel, FRN, 1.731%, 1/20/2017 (n)	800,000	800,278
BNZ International Funding Ltd. London, 1.9%, 2/26/2018 (n)	2,470,000	2,471,887
BPCE S.A., 1.625%, 1/26/2018	840,000	837,958
Branch Banking & Trust Co., 1.45%, 5/10/2019	2,610,000	2,579,886
Capital One Bank (USA) N.A., FRN, 1.56%, 2/05/2018	2,300,000	2,304,543
Capital One Financial Corp., 2.45%, 4/24/2019	1,160,000	1,166,899
Citigroup, Inc., FRN, 1.641%, 4/08/2019	2,650,000	2,653,222
Citigroup, Inc., FRN, 2.074%, 8/02/2021	1,910,000	1,930,464
Citizens Bank N.A., 2.3%, 12/03/2018	1,380,000	1,386,799

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
Citizens Bank N.A., 2.5%, 3/14/2019	$1,400,000	$1,410,272
Citizens Bank N.A., 2.55%, 5/13/2021	374,000	371,379
Discover Bank, 3.1%, 6/04/2020	1,705,000	1,724,273
Fifth Third Bancorp, 1.35%, 6/01/2017	3,620,000	3,620,862
Fifth Third Bancorp, 2.3%, 3/01/2019	1,171,000	1,181,126
Fifth Third Bancorp, 2.3%, 3/15/2019	1,200,000	1,207,652
First Republic Bank, 2.375%, 6/17/2019	849,000	847,355
Groupe BPCE S.A., 2.5%, 12/10/2018	2,980,000	3,005,527
Intesa Sanpaolo S.p.A., 2.375%, 1/13/2017	1,240,000	1,240,171
Lloyds Bank PLC, 1.881%, 1/22/2019	730,000	736,047
Macquarie Bank Ltd., FRN, 1.515%, 10/27/2017 (n)	2,670,000	2,672,961
Mizuho Corp. Bank Ltd., 2.55%, 3/17/2017 (n)	510,000	511,376
National Australia Bank Ltd., 1.375%, 7/12/2019	1,900,000	1,867,223
National Bank of Canada, FRN, 1.798%, 12/14/2018	2,480,000	2,491,051
Rabobank Nederland N.V., 3.375%, 1/19/2017	3,000,000	3,002,736
Santander UK Group Holdings PLC, 2.875%, 8/05/2021	3,090,000	3,021,572
Suntrust Banks, Inc., 2.7%, 1/27/2022	2,255,000	2,253,688
UBS AG, FRN, 1.282%, 8/14/2017	2,050,000	2,049,381
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	2,915,000	2,914,050
UBS Group Funding Ltd., FRN, 2.437%, 9/24/2020 (n)	2,040,000	2,063,625
Union Bank N.A., 2.125%, 6/16/2017	2,825,000	2,834,074

		$60,893,348

Personal Computers & Peripherals – 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$743,000	$726,927

Pharmaceuticals – 4.0%
Actavis Funding SCS, 2.35%, 3/12/2018	$1,038,000	$1,043,867
Actavis, Inc., 1.875%, 10/01/2017	5,250,000	5,259,765
Bayer U.S. Finance LLC, 1.5%, 10/06/2017 (n)	1,550,000	1,547,883
Biogen, Inc., 2.9%, 9/15/2020	1,780,000	1,801,356
Celgene Corp., 2.125%, 8/15/2018	2,550,000	2,559,797
EMD Finance LLC, 1.7%, 3/19/2018 (n)	2,790,000	2,780,157
Gilead Sciences, Inc., 1.85%, 9/04/2018	2,490,000	2,498,952
Mylan N.V., 2.5%, 6/07/2019 (n)	1,170,000	1,163,370
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	4,540,000	4,480,340
Teva Pharmaceutical Industries Ltd., 1.7%, 7/19/2019	2,240,000	2,199,895

		$25,335,382

Real Estate – Healthcare – 0.3%
Welltower, Inc., REIT, 4.7%, 9/15/2017	$1,845,000	$1,884,560

Real Estate – Office – 0.3%
Vornado Realty LP, REIT, 2.5%, 6/30/2019	$1,824,000	$1,829,705

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Real Estate – Retail – 0.4%
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	$1,208,000	$1,207,309
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/2017 (n)	1,190,000	1,190,700

		$2,398,009

Restaurants – 0.2%
McDonald’s Corp., 2.1%, 12/07/2018	$1,390,000	$1,397,966

Retailers – 0.3%
Dollar General Corp., 1.875%, 4/15/2018	$365,000	$365,417
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)	1,593,000	1,590,951

		$1,956,368

Specialty Chemicals – 0.2%
Airgas, Inc., 3.05%, 8/01/2020	$1,270,000	$1,297,537

Supranational – 1.2%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$2,470,000	$2,484,820
Corporacion Andina de Fomento, 1.5%, 8/08/2017	1,650,000	1,649,571
Corporacion Andina de Fomento, FRN, 1.437%, 1/29/2018	1,490,000	1,491,639
Corporacion Andina de Fomento, FRN, 2%, 5/10/2019	1,330,000	1,321,001
West African Development Bank, 5.5%, 5/06/2021 (n)	481,000	494,228

		$7,441,259

Telecommunications – Wireless – 0.9%
American Tower Trust I, REIT, 1.551%, 3/15/2018 (n)	$1,900,000	$1,898,277
Crown Castle International Corp., 3.4%, 2/15/2021	1,000,000	1,013,939
SBA Tower Trust, 2.877%, 7/15/2021 (n)	629,000	623,641
SBA Tower Trust, 2.898%, 10/15/2044 (n)	2,395,000	2,411,993

		$5,947,850

Telephone Services – 0.3%
Qwest Corp., 6.5%, 6/01/2017	$1,640,000	$1,669,848

Tobacco – 0.7%
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	$2,494,000	$2,493,022
Reynolds American, Inc., 2.3%, 6/12/2018	1,950,000	1,962,057

		$4,455,079

Transportation – Services – 1.0%
ERAC USA Finance Co., 2.75%, 3/15/2017 (n)	$3,000,000	$3,008,016
TTX Co., 2.6%, 6/15/2020 (n)	3,160,000	3,144,257

		$6,152,273

U.S. Government Agencies and Equivalents – 1.7%
AID-Ukraine, 1.844%, 5/16/2019	$225,000	$224,432
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	2,040,000	2,061,630

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
National Credit Union Administration, “1-A”, FRN, 1.216%, 1/08/2020	$1,070,334	$1,072,468
National Credit Union Administration, “1-A”, FRN, 0.912%, 3/06/2020	494,313	494,459
National Credit Union Administration, FRN, 1.126%, 11/06/2017	820,936	821,001
National Credit Union Administration, FRN, 1.163%, 3/11/2020	1,593,065	1,594,080
National Credit Union Administration, FRN, 1.216%, 10/07/2020	505,761	506,341
National Credit Union Administration, FRN, 1.113%, 12/07/2020	606,403	605,075
Private Export Funding Corp., 1.875%, 7/15/2018	3,440,000	3,466,061

		$10,845,547

Utilities – Electric Power – 4.9%
Dominion Resources, Inc., 1.6%, 8/15/2019	$1,070,000	$1,053,211
Dominion Resources, Inc., 2.962%, 7/01/2019	1,310,000	1,325,689
Duke Energy Corp., FRN, 1.225%, 4/03/2017	2,650,000	2,651,993
Emera U.S. Finance LP, 2.15%, 6/15/2019 (n)	2,021,000	2,016,806
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	680,000	700,825
Eversource Energy, 2.5%, 3/15/2021	1,240,000	1,230,140
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/2017	4,180,000	4,198,279
NextEra Energy Capital Holdings, Inc., 2.3%, 4/01/2019	1,722,000	1,734,436
PG&E Corp., 2.4%, 3/01/2019	2,129,000	2,136,615
PSEG Power LLC, 3%, 6/15/2021	2,789,000	2,795,139
Southern Co., 2.45%, 9/01/2018	3,000,000	3,030,270
Southern Co., 1.85%, 7/01/2019	2,600,000	2,590,832
Southern Power Co., 1.85%, 12/01/2017	440,000	441,135
Virginia Electric and Power Co., 1.2%, 1/15/2018	2,790,000	2,777,942
Xcel Energy, Inc., 1.2%, 6/01/2017	1,940,000	1,938,126

		$30,621,438

Total Bonds (Identified Cost, $602,100,569)		$602,367,073

MONEY MARKET FUNDS – 3.7%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $23,249,487)	23,249,759	$23,249,759

Total Investments (Identified Cost, $625,350,056)		$625,616,832

OTHER ASSETS, LESS LIABILITIES – 0.3%		2,092,336

NET ASSETS – 100.0%		$627,709,168

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $211,740,840, representing 33.7% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Adirondack Park CLO Ltd., FRN, 2.03%, 4/15/2024	8/17/16	$478,281	$478,638
Atrium CDO Corp., FRN, 2%, 7/16/2025	8/17/16	792,134	793,463
Cutwater Ltd., 2014-1A, “A”, FRN, 2.4%, 7/15/2026	9/09/16	1,806,484	1,799,998
Drive Auto Receivables Trust, 2016-CA, “A3”, 1.67%, 11/15/2019	11/16/16	2,309,824	2,307,730
Limerock CLO III Ltd, 2014-3A, “A1”, FRN, 2.411%, 10/20/2026	5/26/16	1,245,137	1,245,589
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027	7/27/16	1,612,117	1,616,824
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026	6/23/16	609,294	611,390
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021	7/12/16	853,958	855,413
SPS Servicer Advance Receivables Trust, 2016-T1, “AT1”, 2.53%, 11/16/2048	11/16/16-11/18/16	3,149,724	3,141,319
Total Restricted Securities			$12,850,364
% of Net assets			2.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/16

Futures Contracts at 12/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Long)	USD	355	$41,770,742	March - 2017	$48,122

At December 31, 2016, the fund had liquid securities with an aggregate value of $351,027 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $602,100,569)	$602,367,073
Underlying affiliated funds, at value (identified cost, $23,249,487)	23,249,759
Total investments, at value (identified cost, $625,350,056)	$625,616,832
Receivables for
Daily variation margin on open futures contracts	58,244
Fund shares sold	3,673
Interest	2,790,599
Other assets	543
Total assets		$628,469,891
Liabilities
Payable for fund shares reacquired	$635,694
Payable to affiliates
Investment adviser	21,055
Shareholder servicing costs	77
Distribution and/or service fees	3,157
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	100,738
Total liabilities		$760,723
Net assets		$627,709,168
Net assets consist of
Paid-in capital	$619,876,742
Unrealized appreciation (depreciation) on investments	314,898
Accumulated net realized gain (loss) on investments	(1,625,432)
Undistributed net investment income	9,142,960
Net assets		$627,709,168
Shares of beneficial interest outstanding		61,723,062

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$473,730,496	46,564,957	$10.17
Service Class	153,978,672	15,158,105	10.16

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Interest	$12,130,441
Dividends from underlying affiliated funds	41,555
Other	1,673
Foreign taxes withheld	(1,051)
Total investment income		$12,172,618
Expenses
Management fee	$2,635,639
Distribution and/or service fees	409,227
Shareholder servicing costs	12,630
Administrative services fee	112,363
Independent Trustees’ compensation	18,438
Custodian fee	48,392
Reimbursement of custodian expenses	(158,813)
Shareholder communications	36,055
Audit and tax fees	62,631
Legal fees	6,381
Miscellaneous	25,359
Total expenses		$3,208,302
Reduction of expenses by investment adviser	(46,836)
Net expenses		$3,161,466
Net investment income		$9,011,152
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(108,091)
Underlying affiliated funds	451
Futures contracts	(238,359)
Net realized gain (loss) on investments		$(345,999)
Change in unrealized appreciation (depreciation)
Investments	$2,558,927
Futures contracts	94,723
Net unrealized gain (loss) on investments		$2,653,650
Net realized and unrealized gain (loss) on investments		$2,307,651
Change in net assets from operations		$11,318,803

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$9,011,152	$8,252,371
Net realized gain (loss) on investments	(345,999)	269,186
Net unrealized gain (loss) on investments	2,653,650	(5,086,043)
Change in net assets from operations	$11,318,803	$3,435,514
Distributions declared to shareholders
From net investment income	$(8,450,814)	$(9,718,783)
Change in net assets from fund share transactions	$(68,490,037)	$(139,348,227)
Total change in net assets	$(65,622,048)	$(145,631,496)
Net assets
At beginning of period	693,331,216	838,962,712
At end of period (including undistributed net investment income of $9,142,960 and $8,450,783, respectively)	$627,709,168	$693,331,216

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$10.14		$10.23	$10.32	$10.29	$10.18
Income (loss) from investment operations
Net investment income (d)	$0.15	(c)	$0.12	$0.11	$0.12	$0.11
Net realized and unrealized gain (loss) on investments	0.02		(0.07)	(0.03)	(0.05)	0.12
Total from investment operations	$0.17		$0.05	$0.08	$0.07	$0.23
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.14)	$(0.13)	$(0.01)	$(0.12)
From net realized gain on investments	—		—	(0.04)	(0.03)	—
Total distributions declared to shareholders	$(0.14)		$(0.14)	$(0.17)	$(0.04)	$(0.12)
Net asset value, end of period (x)	$10.17		$10.14	$10.23	$10.32	$10.29
Total return (%) (k)(r)(s)(x)	1.68	(c)	0.48	0.80	0.71	2.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.42	(c)	0.45	0.44	0.45	0.64
Expenses after expense reductions (f)	0.42	(c)	0.44	0.44	0.45	N/A
Net investment income	1.43	(c)	1.13	1.10	1.19	1.12
Portfolio turnover	30		26	24	34	213
Net assets at end of period (000 omitted)	$473,730		$520,750	$627,457	$713,534	$723,068

See Notes to Financial Statements

MFS Limited Maturity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$10.12		$10.20	$10.30	$10.28	$10.17
Income (loss) from investment operations
Net investment income (d)	$0.12	(c)	$0.09	$0.09	$0.10	$0.09
Net realized and unrealized gain (loss) on investments	0.03		(0.06)	(0.04)	(0.05)	0.11
Total from investment operations	$0.15		$0.03	$0.05	$0.05	$0.20
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.11)	$(0.11)	$—	$(0.09)
From net realized gain on investments	—		—	(0.04)	(0.03)	—
Total distributions declared to shareholders	$(0.11)		$(0.11)	$(0.15)	$(0.03)	$(0.09)
Net asset value, end of period (x)	$10.16		$10.12	$10.20	$10.30	$10.28
Total return (%) (k)(r)(s)(x)	1.48	(c)	0.28	0.49	0.48	2.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	(c)	0.70	0.69	0.70	0.88
Expenses after expense reductions (f)	0.67	(c)	0.69	0.69	0.70	N/A
Net investment income	1.18	(c)	0.88	0.85	0.94	0.87
Portfolio turnover	30		26	24	34	213
Net assets at end of period (000 omitted)	$153,979		$172,581	$211,505	$229,865	$181,272

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$10,845,547	$—	$10,845,547
Non-U.S. Sovereign Debt	—	45,886,233	—	45,886,233
U.S. Corporate Bonds	—	255,589,246	—	255,589,246
Residential Mortgage-Backed Securities	—	24,249,147	—	24,249,147
Commercial Mortgage-Backed Securities	—	3,203,021	—	3,203,021
Asset-Backed Securities (including CDOs)	—	90,356,332	—	90,356,332
Foreign Bonds	—	172,237,547	—	172,237,547
Mutual Funds	23,249,759	—	—	23,249,759
Total Investments	$23,249,759	$602,367,073	$—	$625,616,832

Other Financial Instruments
Futures Contracts – Assets	$48,122	$—	$—	$48,122

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$48,122

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contract is separately reported within the fund’s Statement of Assets and Liabilities.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(238,359)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$94,723

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$8,450,814	$9,718,783

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$625,818,202
Gross appreciation	1,683,030
Gross depreciation	(1,884,400)
Net unrealized appreciation (depreciation)	$(201,370)
Undistributed ordinary income	9,142,960
Capital loss carryforwards	(1,109,164)

As of December 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(172,540)
Long-Term	(936,624)
Total	$(1,109,164)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$6,727,090	$7,704,946
Service Class	1,723,724	2,013,837
Total	$8,450,814	$9,718,783

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $46,836, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $11,214, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $1,416.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0171% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $1,278 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,712,927	$7,306,488
Investments (non-U.S. Government securities)	$192,730,249	$281,218,175

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,860,810	$29,260,624	2,029,062	$20,788,575
Service Class	1,467,372	14,957,986	900,541	9,178,406
	4,328,182	$44,218,610	2,929,603	$29,966,981
Shares issued to shareholders in reinvestment of distributions
Initial Class	659,519	$6,727,090	759,108	$7,704,946
Service Class	169,158	1,723,724	198,799	2,013,837
	828,677	$8,450,814	957,907	$9,718,783
Shares reacquired
Initial Class	(8,327,171)	$(85,073,262)	(12,756,343)	$(130,424,341)
Service Class	(3,537,803)	(36,086,199)	(4,767,568)	(48,609,650)
	(11,864,974)	$(121,159,461)	(17,523,911)	$(179,033,991)
Net change
Initial Class	(4,806,842)	$(49,085,548)	(9,968,173)	$(101,930,820)
Service Class	(1,901,273)	(19,404,489)	(3,668,228)	(37,417,407)
	(6,708,115)	$(68,490,037)	(13,636,401)	$(139,348,227)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Portfolio, the MFS Moderate Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 12%, 11%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition,

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $4,034 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	577,154	227,518,446	(204,845,841)	23,249,759

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$451	$—	$41,555	$23,249,759

MFS Limited Maturity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Limited Maturity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

MFS Limited Maturity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

MFS Limited Maturity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Philipp Burgener Alexander Mackey

MFS Limited Maturity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Limited Maturity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

MFS Limited Maturity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2016

MFS® MID CAP VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VMC-ANN

MFS® MID CAP VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

        MFS Mid Cap Value Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Fifth Third Bancorp	1.5%
Allison Transmission Holdings, Inc.	1.3%
Citizens Financial Group, Inc.	1.3%
Hartford Financial Services Group, Inc.	1.2%
Discover Financial Services	1.2%
NASDAQ, Inc.	1.1%
KeyCorp	1.1%
Wintrust Financial Corp.	1.1%
Pinnacle Foods, Inc.	1.1%
Corporate Office Properties Trust, REIT	1.0%

Equity sectors
Financial Services	29.5%
Health Care	8.4%
Utilities & Communications	8.2%
Industrial Goods & Services	8.0%
Energy	7.8%
Consumer Staples	7.0%
Technology	6.2%
Autos & Housing	6.0%
Basic Materials	5.2%
Retailing	4.1%
Leisure	3.2%
Special Products & Services	2.9%
Transportation	2.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Mid Cap Value Portfolio (“fund”) provided a total return of 15.98%, while Service Class shares of the fund provided a total return of 15.76%. These compare with a return of 20.00% over the same period for the fund’s benchmark, the Russell Midcap® Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

An overweight allocation to the health care sector held back returns relative to the Russell Midcap® Value Index. Within this sector, overweight positions in pharmaceutical company Endo International (h) (United Kingdom), non-urban hospital operator Community Health Systems and healthcare services provider Lifepoint Health detracted from relative results as shares of all three firms lagged the benchmark during the reporting period. Shares of Endo International declined as increased competition from generic brands appeared to have weighed on investor sentiment.

Weak security selection in the energy, transportation and autos & housing sectors also hindered relative performance. Although stock selection within the energy sector detracted from results, there were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period. Within the transportation sector, not owning shares of strong-performing airline companies American Airlines and United Continental dampened relative returns. Within the autos & housing sector, the fund’s position in vehicle components manufacturer Delphi Automotive (b) hurt relative results.

Elsewhere, the fund’s holdings of education solutions provider Houghton Mifflin Harcourt (b) and clothing retailer Hanesbrands (b), and not holding shares of semiconductor manufacturer Micron Technology, further diminished relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in both the financial services and industrial goods & services sectors lifted relative performance. Within the financial services sector, holding shares of retail bank Wintrust Financial (b), and overweight positions in banking firm Comerica, diversified financial services firm Raymond James Financial and real estate investment trust Corporate Office Properties, aided relative

3

MFS Mid Cap Value Portfolio

Management Review – continued

returns. Within the industrial goods & services sector, an overweight position in Johnson Controls (h) supported relative results. Shares of Johnson Controls advanced during the period as the company announced and completed a merger with Tyco International.

Stocks in other sectors that strengthened relative performance included not holding shares of over-the-counter consumer goods and specialty pharmaceutical products manufacturer Perrigo (United Kingdom), an overweight position in consumer transactions solutions provider NCR, and holding shares of global oilfield products company Forum Energy Technologies (b), coatings and paint manufacturer Valspar (b)(h) and specialty chemicals company Univar (b).

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	15.98%	14.78%	9.30%
Service Class	3/07/08	15.76%	14.48%	9.01%

Comparative benchmark
Russell Midcap® Value Index (f)		20.00%	15.70%	10.13%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell Midcap® Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Mid Cap Value Portfolio

Performance Summary – continued

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Mid Cap Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.72%	$1,000.00	$1,094.18	$3.79
	Hypothetical (h)	0.72%	$1,000.00	$1,021.52	$3.66
Service Class	Actual	0.97%	$1,000.00	$1,093.00	$5.10
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.07% (See Note 2 of the Notes to Financial Statements).

7

MFS Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.6%
Aerospace – 2.2%
L3 Technologies, Inc.	20,863	$3,173,471
Leidos Holdings, Inc.	31,961	1,634,486
Rockwell Collins, Inc.	26,318	2,441,258

		$7,249,215

Airlines – 1.3%
Alaska Air Group, Inc.	18,313	$1,624,912
Delta Air Lines, Inc.	54,573	2,684,446

		$4,309,358

Alcoholic Beverages – 0.6%
Molson Coors Brewing Co.	19,731	$1,920,024

Apparel Manufacturers – 1.1%
Hanesbrands, Inc.	69,388	$1,496,699
PVH Corp.	22,652	2,044,116

		$3,540,815

Automotive – 2.1%
Delphi Automotive PLC	36,159	$2,435,309
Harley-Davidson, Inc.	33,486	1,953,573
LKQ Corp. (a)	86,865	2,662,412

		$7,051,294

Broadcasting – 1.9%
Discovery Communications, Inc., “A” (a)	73,348	$2,010,469
Interpublic Group of Companies, Inc.	104,063	2,436,115
Nielsen Holdings PLC	45,510	1,909,145

		$6,355,729

Brokerage & Asset Managers – 3.5%
Affiliated Managers Group, Inc. (a)	8,557	$1,243,332
Apollo Global Management LLC, “A”	70,796	1,370,611
NASDAQ, Inc.	55,045	3,694,620
Raymond James Financial, Inc.	43,330	3,001,469
TD Ameritrade Holding Corp.	53,771	2,344,416

		$11,654,448

Business Services – 2.7%
Amdocs Ltd.	42,501	$2,475,683
Brenntag AG	23,917	1,325,336
Fidelity National Information Services, Inc.	39,247	2,968,643
First Data Corp. (a)	60,425	857,431
Realogy Holdings Corp.	48,904	1,258,300

		$8,885,393

Chemicals – 1.8%
Celanese Corp.	32,346	$2,546,924
FMC Corp.	33,555	1,897,871
PPG Industries, Inc.	17,192	1,629,114

		$6,073,909

Computer Software – 1.9%
Check Point Software Technologies Ltd. (a)	20,626	$1,742,072
Sabre Corp.	83,812	2,091,109

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Symantec Corp.	98,889	$2,362,458

		$6,195,639

Computer Software – Systems – 2.4%
Conduent, Inc. (a)	40,255	$599,802
NCR Corp. (a)	61,966	2,513,341
NICE Systems Ltd., ADR	25,356	1,743,479
Pitney Bowes, Inc.	66,972	1,017,305
Verint Systems, Inc. (a)	26,540	935,535
Xerox Corp. (a)	201,276	1,173,439

		$7,982,901

Construction – 3.0%
Armstrong World Industries, Inc. (a)	55,472	$2,318,730
Owens Corning	58,777	3,030,542
Stanley Black & Decker, Inc.	28,043	3,216,252
Toll Brothers, Inc. (a)	45,210	1,401,510

		$9,967,034

Consumer Products – 1.8%
Coty, Inc., “A”	84,707	$1,550,985
Newell Brands, Inc.	68,457	3,056,605
Sensient Technologies Corp.	17,123	1,345,525

		$5,953,115

Consumer Services – 0.2%
Houghton Mifflin Harcourt Co. (a)	63,348	$687,326

Containers – 1.3%
Berry Plastics Group, Inc. (a)	54,895	$2,675,033
Graphic Packaging Holding Co.	117,581	1,467,411

		$4,142,444

Electrical Equipment – 0.4%
WESCO International, Inc. (a)	21,287	$1,416,650

Electronics – 1.9%
Analog Devices, Inc.	31,580	$2,293,340
Keysight Technologies, Inc. (a)	51,769	1,893,192
Maxim Integrated Products, Inc.	57,311	2,210,485

		$6,397,017

Energy – Independent – 6.0%
Cabot Oil & Gas Corp.	79,148	$1,848,897
Cimarex Energy Co.	13,154	1,787,629
Energen Corp. (a)	45,674	2,634,020
EQT Corp.	30,939	2,023,411
Hess Corp.	53,015	3,302,304
HollyFrontier Corp.	56,571	1,853,266
Noble Energy, Inc.	27,746	1,056,013
PDC Energy, Inc. (a)	33,599	2,438,615
Pioneer Natural Resources Co.	16,074	2,894,445

		$19,838,600

8

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Engineering – Construction – 0.5%
KBR, Inc.	91,174	$1,521,694

Food & Beverages – 4.6%
Bunge Ltd.	38,597	$2,788,247
Cal-Maine Foods, Inc. (l)	20,729	915,704
Coca-Cola European Partners PLC	56,244	1,766,062
J.M. Smucker Co.	18,303	2,343,882
Kellogg Co.	25,583	1,885,723
Pinnacle Foods, Inc.	67,124	3,587,778
TreeHouse Foods, Inc. (a)	26,999	1,949,058

		$15,236,454

Furniture & Appliances – 0.8%
Whirlpool Corp.	15,131	$2,750,362

Gaming & Lodging – 0.5%
Royal Caribbean Cruises Ltd.	20,651	$1,694,208

General Merchandise – 0.4%
Kohl’s Corp.	27,647	$1,365,209

Health Maintenance Organizations – 0.3%
Molina Healthcare, Inc. (a)	19,156	$1,039,405

Insurance – 8.0%
Allied World Assurance Co.	41,677	$2,238,472
Arthur J. Gallagher & Co.	42,856	2,226,798
Athene Holding Ltd. (a)	20,853	1,000,735
Everest Re Group Ltd.	12,661	2,739,840
Hanover Insurance Group, Inc.	21,520	1,958,535
Hartford Financial Services Group, Inc.	84,141	4,009,319
Lincoln National Corp.	46,331	3,070,355
Unum Group	76,955	3,380,633
Validus Holdings Ltd.	47,250	2,599,223
XL Group Ltd.	89,452	3,332,982

		$26,556,892

Machinery & Tools – 4.4%
Allison Transmission Holdings, Inc.	131,790	$4,440,005
Deere & Co.	22,220	2,289,549
Eaton Corp. PLC	38,169	2,560,758
ITT, Inc.	28,247	1,089,487
Regal Beloit Corp.	32,757	2,268,422
Xylem, Inc.	38,943	1,928,457

		$14,576,678

Major Banks – 3.1%
Comerica, Inc.	48,988	$3,336,573
Huntington Bancshares, Inc.	251,413	3,323,680
KeyCorp	199,154	3,638,544

		$10,298,797

Medical & Health Technology & Services – 4.0%
AmerisourceBergen Corp.	32,417	$2,534,685
Community Health Systems, Inc. (a)	48,689	272,172
LifePoint Hospitals, Inc. (a)	31,576	1,793,517
MEDNAX, Inc. (a)	24,155	1,610,172
Owens & Minor, Inc.	23,366	824,580
Quest Diagnostics, Inc.	25,565	2,349,424

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – continued
Quintiles IMS Holdings, Inc. (a)	28,493	$2,166,893
Universal Health Services, Inc.	13,993	1,488,575

		$13,040,018

Medical Equipment – 4.2%
Agilent Technologies, Inc.	41,764	$1,902,768
Dentsply Sirona, Inc.	31,167	1,799,271
PerkinElmer, Inc.	47,956	2,500,905
Steris PLC	28,087	1,892,783
Teleflex, Inc.	9,597	1,546,557
VWR Corp. (a)	55,556	1,390,567
Zimmer Biomet Holdings, Inc.	26,709	2,756,369

		$13,789,220

Natural Gas – Distribution – 0.4%
NiSource, Inc.	65,727	$1,455,196

Oil Services – 1.8%
Forum Energy Technologies, Inc. (a)	91,294	$2,008,468
Frank’s International N.V. (l)	89,320	1,099,529
Oil States International, Inc. (a)	45,738	1,783,782
Superior Energy Services, Inc.	61,211	1,033,242

		$5,925,021

Other Banks & Diversified Financials – 9.5%
BB&T Corp.	70,963	$3,336,680
Citizens Financial Group, Inc.	117,244	4,177,404
Discover Financial Services	55,064	3,969,564
Element Fleet Management Corp.	162,298	1,506,151
Fifth Third Bancorp	180,433	4,866,278
M&T Bank Corp.	18,326	2,866,736
New York Community Bancorp, Inc.	100,613	1,600,753
Northern Trust Corp.	32,233	2,870,349
SunTrust Banks, Inc.	44,805	2,457,554
Wintrust Financial Corp.	49,568	3,597,150

		$31,248,619

Pollution Control – 0.5%
Clean Harbors, Inc. (a)	30,976	$1,723,814

Railroad & Shipping – 0.5%
Kansas City Southern Co.	18,910	$1,604,514

Real Estate – 5.4%
Annaly Mortgage Management, Inc., REIT	80,338	$800,970
Corporate Office Properties Trust, REIT	108,433	3,385,278
EPR Properties, REIT	34,587	2,482,309
Gramercy Property Trust, Inc., REIT	207,439	1,904,290
Medical Properties Trust, Inc., REIT	213,768	2,629,346
Mid-America Apartment Communities, Inc., REIT	23,486	2,299,749
Sun Communities, Inc., REIT	22,498	1,723,572
Washington Prime Group, Inc., REIT	80,126	834,112
Weyerhaeuser Co., REIT	57,174	1,720,366

		$17,779,992

Restaurants – 0.8%
Aramark	71,136	$2,540,978

9

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 2.1%
Akzo Nobel N.V.	24,733	$1,544,612
Axalta Coating Systems Ltd. (a)	107,823	2,932,786
Univar, Inc. (a)	83,946	2,381,548

		$6,858,946

Specialty Stores – 2.6%
AutoZone, Inc. (a)	2,551	$2,014,754
Express, Inc. (a)	68,053	732,250
Gap, Inc.	59,173	1,327,842
Michaels Co., Inc. (a)	44,455	909,105
Sally Beauty Holdings, Inc. (a)	80,263	2,120,548
Urban Outfitters, Inc. (a)	46,445	1,322,754

		$8,427,253

Telephone Services – 0.3%
Frontier Communications Corp. (l)	291,507	$985,294

Trucking – 0.6%
Knight Transportation, Inc.	64,257	$2,123,694

Utilities – Electric Power – 7.2%
AES Corp.	149,224	$1,733,983
Ameren Corp.	33,417	1,753,056
Calpine Corp. (a)	123,954	1,416,794
CMS Energy Corp.	56,339	2,344,829
DTE Energy Co.	29,697	2,925,451
Eversource Energy	50,392	2,783,150
Exelon Corp.	51,910	1,842,286
NorthWestern Corp.	30,673	1,744,374
Pinnacle West Capital Corp.	32,578	2,542,061
Public Service Enterprise Group, Inc.	54,557	2,393,961
WEC Energy Group, Inc.	37,633	2,207,175

		$23,687,120

Total Common Stocks (Identified Cost, $255,693,447)		$325,850,289

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 0.3%
Telephone Services – 0.3%
Frontier Communications Corp., (Identified Cost, $1,296,762)	13,831	$983,107

MONEY MARKET FUNDS – 1.3%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $4,336,715)	4,336,715	$4,336,715

COLLATERAL FOR SECURITIES LOANED – 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (j) (Identified Cost, $1,201,309)	1,201,309	$1,201,309

Total Investments (Identified Cost, $262,528,233)		$332,371,420

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(1,824,793)

NET ASSETS – 100.0%		$330,546,627

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $258,191,518)	$328,034,705
Underlying affiliated funds, at value (identified cost, $4,336,715)	4,336,715
Total investments, at value, including $1,165,628 of securities on loan (identified cost, $262,528,233)	$332,371,420
Receivables for
Investments sold	22,642
Fund shares sold	50,422
Interest and dividends	478,728
Other assets	267
Total assets		$332,923,479
Liabilities
Payable for fund shares reacquired	$1,094,496
Collateral for securities loaned, at value	1,201,309
Payable to affiliates
Investment adviser	20,672
Shareholder servicing costs	76
Distribution and/or service fees	1,222
Payable for independent Trustees’ compensation	40
Accrued expenses and other liabilities	59,037
Total liabilities		$2,376,852
Net assets		$330,546,627
Net assets consist of
Paid-in capital	$248,103,643
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	69,842,405
Accumulated net realized gain (loss) on investments and foreign currency	8,337,135
Undistributed net investment income	4,263,444
Net assets		$330,546,627
Shares of beneficial interest outstanding		39,956,598

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$271,001,386	32,709,384	$8.29
Service Class	59,545,241	7,247,214	8.22
See Notes to Financial Statements

11

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$6,693,040
Interest	29,137
Dividends from underlying affiliated funds	16,403
Other	1,016
Foreign taxes withheld	(21,156)
Total investment income		$6,718,440
Expenses
Management fee	$2,433,192
Distribution and/or service fees	140,251
Shareholder servicing costs	10,690
Administrative services fee	60,207
Independent Trustees’ compensation	10,816
Custodian fee	12,891
Reimbursement of custodian expenses	(118,267)
Shareholder communications	16,316
Audit and tax fees	53,857
Legal fees	3,244
Miscellaneous	15,343
Total expenses		$2,638,540
Reduction of expenses by investment adviser	(23,043)
Net expenses		$2,615,497
Net investment income		$4,102,943
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$9,920,589
Underlying affiliated funds	(204)
Foreign currency	(1,895)
Net realized gain (loss) on investments and foreign currency		$9,918,490
Change in unrealized appreciation (depreciation)
Investments	$35,068,339
Translation of assets and liabilities in foreign currencies	933
Net unrealized gain (loss) on investments and foreign currency translation		$35,069,272
Net realized and unrealized gain (loss) on investments and foreign currency		$44,987,762
Change in net assets from operations		$49,090,705

See Notes to Financial Statements

12

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$4,102,943	$2,716,228
Net realized gain (loss) on investments and foreign currency	9,918,490	25,764,280
Net unrealized gain (loss) on investments and foreign currency translation	35,069,272	(35,245,998)
Change in net assets from operations	$49,090,705	$(6,765,490)
Distributions declared to shareholders
From net investment income	$(2,686,243)	$(3,110,250)
From net realized gain on investments	(26,538,253)	(52,197,352)
Total distributions declared to shareholders	$(29,224,496)	$(55,307,602)
Change in net assets from fund share transactions	$(19,173,427)	$30,427,774
Total change in net assets	$692,782	$(31,645,318)
Net assets
At beginning of period	329,853,845	361,499,163
At end of period (including undistributed net investment income of $4,263,444 and $2,810,523, respectively)	$330,546,627	$329,853,845

See Notes to Financial Statements

13

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$7.84		$9.80	$10.05	$8.75	$8.66
Income (loss) from investment operations
Net investment income (d)	$0.10	(c)	$0.08	$0.09	$0.10	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.12		(0.37)	0.93	2.93	1.27
Total from investment operations	$1.22		$(0.29)	$1.02	$3.03	$1.43
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.10)	$(0.11)	$(0.12)	$(0.10)
From net realized gain on investments	(0.70)		(1.57)	(1.16)	(1.61)	(1.24)
Total distributions declared to shareholders	$(0.77)		$(1.67)	$(1.27)	$(1.73)	$(1.34)
Net asset value, end of period (x)	$8.29		$7.84	$9.80	$10.05	$8.75
Total return (%) (k)(r)(s)(x)	15.98	(c)	(2.33)	10.36	36.91	16.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	(c)	0.82	0.81	0.81	1.03
Expenses after expense reductions (f)	0.76	(c)	0.81	0.81	0.81	N/A
Net investment income	1.31	(c)	0.82	0.86	0.99	1.72
Portfolio turnover	32		51	55	49	229
Net assets at end of period (000 omitted)	$271,001		$274,753	$322,888	$348,322	$324,322

See Notes to Financial Statements

14

MFS Mid Cap Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$7.78		$9.74	$9.99	$8.71	$8.63
Income (loss) from investment operations
Net investment income (d)	$0.08	(c)	$0.06	$0.06	$0.07	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.12		(0.38)	0.93	2.92	1.27
Total from investment operations	$1.20		$(0.32)	$0.99	$2.99	$1.40
Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.07)	$(0.08)	$(0.10)	$(0.08)
From net realized gain on investments	(0.70)		(1.57)	(1.16)	(1.61)	(1.24)
Total distributions declared to shareholders	$(0.76)		$(1.64)	$(1.24)	$(1.71)	$(1.32)
Net asset value, end of period (x)	$8.22		$7.78	$9.74	$9.99	$8.71
Total return (%) (k)(r)(s)(x)	15.76	(c)	(2.66)	10.16	36.52	16.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	(c)	1.07	1.06	1.06	1.29
Expenses after expense reductions (f)	1.01	(c)	1.06	1.06	1.06	N/A
Net investment income	1.06	(c)	0.62	0.62	0.75	1.38
Portfolio turnover	32		51	55	49	229
Net assets at end of period (000 omitted)	$59,545		$55,100	$38,611	$38,371	$31,550

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Mid Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

16

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$316,204,949	$—	$—	$316,204,949
Israel	3,485,551	—	—	3,485,551
United Kingdom	1,766,062	—	—	1,766,062
Netherlands	—	1,544,612	—	1,544,612
Canada	1,506,151	—	—	1,506,151
Germany	—	1,325,336	—	1,325,336
Bermuda	1,000,735	—	—	1,000,735
Mutual Funds	5,538,024	—	—	5,538,024
Total Investments	$329,501,472	$2,869,948	$—	$332,371,420

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,165,628. The fair value of the fund’s investment securities on loan and a related liability of $1,201,309 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on loans exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the

17

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$9,712,780	$14,484,732
Long-term capital gains	19,511,716	40,822,870
Total distributions	$29,224,496	$55,307,602

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$264,263,838
Gross appreciation	75,891,111
Gross depreciation	(7,783,529)
Net unrealized appreciation (depreciation)	$68,107,582
Undistributed ordinary income	4,751,154
Undistributed long-term capital gain	9,433,198
Other temporary differences	151,050

18

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$2,295,049	$2,845,635	$21,855,898	$46,293,928
Service Class	391,194	264,615	4,682,355	5,903,424
Total	$2,686,243	$3,110,250	$26,538,253	$52,197,352

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $23,043, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $8,605, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $2,085.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0186% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $644 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

19

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $102,059,206 and $146,401,554, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,201,765	$17,138,283	802,929	$6,847,358
Service Class	978,217	7,813,669	3,105,418	25,124,018
	3,179,982	$24,951,952	3,908,347	$31,971,376
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,041,641	$24,150,626	6,517,183	$49,139,563
Service Class	643,851	5,073,549	822,405	6,168,039
	3,685,492	$29,224,175	7,339,588	$55,307,602
Shares reacquired
Initial Class	(7,599,621)	$(61,741,837)	(5,203,484)	$(49,452,245)
Service Class	(1,455,995)	(11,607,717)	(811,377)	(7,398,959)
	(9,055,616)	$(73,349,554)	(6,014,861)	$(56,851,204)
Net change
Initial Class	(2,356,215)	$(20,452,928)	2,116,628	$6,534,676
Service Class	166,073	1,279,501	3,116,446	23,893,098
	(2,190,142)	$(19,173,427)	5,233,074	$30,427,774

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 37%, 12%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $1,995 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,245,002	92,760,092	(90,668,379)	4,336,715

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(204)	$—	$16,403	$4,336,715

20

MFS Mid Cap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Value Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

21

MFS Mid Cap Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

22

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Kevin Schmitz Brooks Taylor

23

MFS Mid Cap Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by Goldman Sachs Asset Management, L.P. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

24

MFS Mid Cap Value Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

25

MFS Mid Cap Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $21,463,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 44.28% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2016

MFS® MODERATE ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VMA-ANN

MFS® MODERATE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Moderate Allocation Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Moderate Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Series	11.9%
MFS Government Securities Portfolio	9.9%
MFS Value Series	9.2%
MFS Growth Series	9.0%
MFS Research Series	8.1%
MFS Mid Cap Value Portfolio	7.1%
MFS Mid Cap Growth Series	7.0%
MFS Research International Portfolio	7.0%
MFS High Yield Portfolio	5.1%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Global Governments Portfolio	4.7%
MFS Limited Maturity Portfolio	4.0%
MFS Global Real Estate Portfolio	3.0%
MFS International Value Portfolio	3.0%
MFS International Growth Portfolio	2.9%
MFS New Discovery Value Portfolio	1.6%
MFS New Discovery Series	1.5%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS Moderate Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS Moderate Allocation Portfolio (“fund”) provided a total return of 6.16%, while Service Class shares of the fund provided a total return of 5.87%. These compare with a return of 11.96% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Moderate Allocation Portfolio Blended Index (“Blended Index”), generated a return of 6.68%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

The fund underperformed the Blended Index over the reporting period. Within the U.S. equities segment, the fund’s allocation to U.S. equity growth portfolios hurt relative performance as the majority of the fund’s underlying growth investments underperformed their respective benchmarks during the reporting period. Given the strong value-based rally late in the year, the fund’s investments in U.S. equity value portfolios benefited relative performance, with the MFS New Discovery Value Portfolio performing exceptionally well. The international equity segment also weakened relative performance as the MFS Research International Portfolio underperformed its respective market segment during the reporting period.

While the fixed income markets underperformed during the reporting period, the fund’s allocation to the high yield segment of the fixed income market contributed to relative performance as this asset class outperformed the assigned benchmark. The fund’s credit emphasis in the MFS Total Return Bond Series also benefited relative returns as this fund performed well within its respective market segment.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Moderate Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	6.16%	7.70%	7.37%
Service Class	10/01/08	5.87%	7.45%	7.10%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.96%	14.66%	10.60%
MFS Moderate Allocation Portolio Blended Index (f)(w)		6.68%	8.51%	7.48%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		2.65%	2.23%	4.35%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.99%	10.33%	6.89%
MSCI EAFE Index (f)		1.51%	7.02%	4.36%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2016, the MFS Moderate Allocation Portfolio Blended Index was comprised of 43% Standard & Poor’s 500 Stock Index, 41% Bloomberg Barclays U.S. Aggregate Bond Index, 13% MSCI EAFE Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

4

MFS Moderate Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Moderate Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.02%	$1,000.00	$1,018.34	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.04	$0.10
Service Class	Actual	0.27%	$1,000.00	$1,017.06	$1.37
	Hypothetical (h)	0.27%	$1,000.00	$1,023.78	$1.37

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

6

MFS Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 99.9%
MFS Global Governments Portfolio – Initial Class (a)	8,315,880	$82,077,736
MFS Global Real Estate Portfolio – Initial Class	3,648,561	51,116,336
MFS Government Securities Portfolio – Initial Class	13,650,590	170,768,874
MFS Growth Series – Initial Class	4,003,623	155,180,423
MFS High Yield Portfolio – Initial Class	15,126,893	87,433,440
MFS Inflation-Adjusted Bond Portfolio – Initial Class (a)	8,476,016	84,590,644
MFS International Growth Portfolio – Initial Class	4,199,366	50,938,310
MFS International Value Portfolio – Initial Class	2,258,605	50,976,705
MFS Limited Maturity Portfolio – Initial Class	6,820,652	69,366,026
MFS Mid Cap Growth Series – Initial Class	15,257,914	121,452,991
MFS Mid Cap Value Portfolio – Initial Class	14,901,132	123,530,388
MFS New Discovery Series – Initial Class	1,617,929	26,178,087
MFS New Discovery Value Portfolio – Initial Class	2,488,746	26,853,572
MFS Research International Portfolio – Initial Class	8,963,689	121,368,345

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – continued
MFS Research Series – Initial Class	5,361,202	$139,391,262
MFS Total Return Bond Series – Initial Class	15,736,748	205,994,030
MFS Value Series – Initial Class	8,369,610	158,185,629

Total Underlying Affiliated Funds (Identified Cost, $1,602,252,018)		$1,725,402,798

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $524,356)	524,356	$524,356

Total Investments (Identified Cost, $1,602,776,374)		$1,725,927,154

OTHER ASSETS, LESS LIABILITIES – 0.1%		929,430

NET ASSETS – 100.0%		$1,726,856,584

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

7

MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Underlying affiliated funds, at value (identified cost, $1,602,776,374)	$1,725,927,154
Receivables for
Investments sold	2,544,578
Fund shares sold	2,824
Other assets	1,473
Total assets		$1,728,476,029
Liabilities
Payable for fund shares reacquired	$1,503,146
Payable to affiliates
Administrator	145
Shareholder servicing costs	241
Distribution and/or service fees	35,292
Payable for independent Trustees’ compensation	44
Accrued expenses and other liabilities	80,577
Total liabilities		$1,619,445
Net assets		$1,726,856,584
Net assets consist of
Paid-in capital	$1,513,530,840
Unrealized appreciation (depreciation) on investments	123,150,780
Accumulated net realized gain (loss) on investments	59,557,223
Undistributed net investment income	30,617,741
Net assets		$1,726,856,584
Shares of beneficial interest outstanding		141,096,718

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$5,459,983	445,612	$12.25
Service Class	1,721,396,601	140,651,106	12.24

See Notes to Financial Statements

8

MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends from underlying affiliated funds	$35,338,268
Other	91
Total investment income		$35,338,359
Expenses
Distribution and/or service fees	4,450,997
Shareholder servicing costs	34,696
Administrative services fee	17,500
Independent Trustees’ compensation	39,293
Custodian fee	55,066
Reimbursement of custodian expenses	(11,996)
Shareholder communications	40,793
Audit and tax fees	37,687
Legal fees	17,297
Miscellaneous	39,133
Total expenses		$4,720,466
Net investment income		$30,617,893
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$4,343,486
Capital gain distributions from underlying affiliated funds	59,359,126
Net realized gain (loss) on investments		$63,702,612
Change in unrealized appreciation (depreciation) on investments		$8,213,774
Net realized and unrealized gain (loss) on investments		$71,916,386
Change in net assets from operations		$102,534,279

See Notes to Financial Statements

9

MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$30,617,893	$34,013,150
Net realized gain (loss) on investments	63,702,612	97,655,559
Net unrealized gain (loss) on investments	8,213,774	(124,821,031)
Change in net assets from operations	$102,534,279	$6,847,678
Distributions declared to shareholders
From net investment income	$(45,218,025)	$(74,911,984)
From net realized gain on investments	(87,880,903)	(48,186,981)
Total distributions declared to shareholders	$(133,098,928)	$(123,098,965)
Change in net assets from fund share transactions	$(85,217,568)	$(170,317,449)
Total change in net assets	$(115,782,217)	$(286,568,736)
Net assets
At beginning of period	1,842,638,801	2,129,207,537
At end of period (including undistributed net investment income of $30,617,741 and $45,217,873, respectively)	$1,726,856,584	$1,842,638,801

See Notes to Financial Statements

10

MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.48		$13.34	$13.02	$12.20	$11.60
Income (loss) from investment operations
Net investment income (d)(l)	$0.24	(c)	$0.29	$0.21	$0.09	$0.31
Net realized and unrealized gain (loss) on investments	0.55		(0.27)	0.48	1.88	0.92
Total from investment operations	$0.79		$0.02	$0.69	$1.97	$1.23
Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.55)	$(0.21)	$(0.35)	$(0.32)
From net realized gain on investments	(0.65)		(0.33)	(0.16)	(0.80)	(0.31)
Total distributions declared to shareholders	$(1.02)		$(0.88)	$(0.37)	$(1.15)	$(0.63)
Net asset value, end of period (x)	$12.25		$12.48	$13.34	$13.02	$12.20
Total return (%) (k)(s)(x)	6.16	(c)	0.35	5.28	16.87	10.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.02	(c)	0.01	0.01	0.02	0.15
Expenses after expense reductions (f)(h)	N/A		N/A	0.01	0.02	N/A
Net investment income (l)	1.95	(c)	2.16	1.55	0.73	2.52
Portfolio turnover	0		1	2	6	67
Net assets at end of period (000 omitted)	$5,460		$5,509	$7,240	$6,124	$4,279

See Notes to Financial Statements

11

MFS Moderate Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$12.47		$13.32	$13.00	$12.19	$11.58
Income (loss) from investment operations
Net investment income (d)(l)	$0.21	(c)	$0.22	$0.17	$0.10	$0.19
Net realized and unrealized gain (loss) on investments	0.54		(0.23)	0.49	1.82	1.02
Total from investment operations	$0.75		$(0.01)	$0.66	$1.92	$1.21
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.51)	$(0.18)	$(0.31)	$(0.29)
From net realized gain on investments	(0.65)		(0.33)	(0.16)	(0.80)	(0.31)
Total distributions declared to shareholders	$(0.98)		$(0.84)	$(0.34)	$(1.11)	$(0.60)
Net asset value, end of period (x)	$12.24		$12.47	$13.32	$13.00	$12.19
Total return (%) (k)(s)(x)	5.87	(c)	0.13	5.04	16.51	10.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.27	(c)	0.26	0.26	0.27	0.40
Expenses after expense reductions (f)(h)	N/A		N/A	0.26	0.27	N/A
Net investment income (l)	1.71	(c)	1.69	1.29	0.76	1.55
Portfolio turnover	0		1	2	6	67
Net assets at end of period (000 omitted)	$1,721,397		$1,837,130	$2,121,968	$2,199,921	$1,986,278

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Moderate Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Moderate Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are

13

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,725,927,154	$—	$—	$1,725,927,154

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are use for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

14

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as “Other” income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations. In addition, as a former shareholder of the SC AllianceBernstein International Value Fund (“SC AllianceBernstein Fund”), a series of Sun Capital Advisors Trust, which was liquidated on December 7, 2012, the fund received proceeds in the amount of $77,352. These proceeds are included in realized gain (loss) on investments in underlying affiliated funds in the Statement of Operations and represent an allocation of the one-time reimbursement paid to SC AllianceBernstein Fund by State Street Bank and Trust Company.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal year is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$49,140,721	$78,580,363
Long-term capital gains	83,958,207	44,518,602
Total distributions	$133,098,928	$123,098,965

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$1,607,282,814
Gross appreciation	154,759,186
Gross depreciation	(36,114,846)
Net unrealized appreciation (depreciation)	$118,644,340
Undistributed ordinary income	32,259,171
Undistributed long-term capital gain	62,422,233

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$152,525	$328,627	$266,787	$196,924
Service Class	45,065,500	74,583,357	87,614,116	47,990,057
Total	$45,218,025	$74,911,984	$87,880,903	$48,186,981

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $33,956 which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $740.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0010% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $3,539 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

16

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of shares of underlying funds aggregated $6,105,768 and $228,086,663, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	85,157	$1,039,228	97,447	$1,329,973
Service Class	1,977,620	24,655,966	654,732	8,412,886
	2,062,777	$25,695,194	752,179	$9,742,859
Shares issued to shareholders in reinvestment of distributions
Initial Class	33,625	$419,312	43,220	$525,551
Service Class	10,639,905	132,679,616	10,088,347	122,573,414
	10,673,530	$133,098,928	10,131,567	$123,098,965
Shares reacquired
Initial Class	(114,455)	$(1,410,022)	(242,173)	$(3,067,622)
Service Class	(19,341,246)	(242,601,668)	(22,703,683)	(300,091,651)
	(19,455,701)	$(244,011,690)	(22,945,856)	$(303,159,273)
Net change
Initial Class	4,327	$48,518	(101,506)	$(1,212,098)
Service Class	(6,723,721)	(85,266,086)	(11,960,604)	(169,105,351)
	(6,719,394)	$(85,217,568)	(12,062,110)	$(170,317,449)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $11,022 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Global Governments Portfolio	9,358,625	76,273	(1,119,018)	8,315,880
MFS Global Real Estate Portfolio	4,084,071	213,119	(648,629)	3,648,561
MFS Government Securities Portfolio	14,493,105	401,028	(1,243,543)	13,650,590
MFS Growth Series	4,126,257	240,043	(362,677)	4,003,623
MFS High Yield Portfolio	16,892,988	1,048,648	(2,814,743)	15,126,893
MFS Inflation-Adjusted Bond Portfolio	9,381,781	42,126	(947,891)	8,476,016
MFS Institutional Money Market Portfolio	653,854	78,706,727	(78,836,225)	524,356
MFS International Growth Portfolio	4,384,730	279,851	(465,215)	4,199,366
MFS International Value Portfolio	2,462,987	90,924	(295,306)	2,258,605
MFS Limited Maturity Portfolio	7,288,297	106,005	(573,650)	6,820,652
MFS Mid Cap Growth Series	15,727,938	1,233,634	(1,703,658)	15,257,914
MFS Mid Cap Value Portfolio	16,397,946	1,476,271	(2,973,085)	14,901,132
MFS New Discovery Series	1,782,031	74,481	(238,583)	1,617,929
MFS New Discovery Value Portfolio	2,910,875	287,155	(709,284)	2,488,746
MFS Research International Portfolio	9,289,311	216,464	(542,086)	8,963,689
MFS Research Series	5,522,929	586,680	(748,407)	5,361,202
MFS Total Return Bond Series	17,019,540	571,374	(1,854,166)	15,736,748
MFS Value Series	8,990,022	939,985	(1,560,397)	8,369,610

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(819,098)	$—	$—	$82,077,736
MFS Global Real Estate Portfolio	1,554,592	924,592	1,350,733	51,116,336
MFS Government Securities Portfolio	(675,842)	—	4,768,731	170,768,874
MFS Growth Series	2,559,777	9,508,783	69,705	155,180,423
MFS High Yield Portfolio	(1,676,687)	—	5,945,238	87,433,440
MFS Inflation-Adjusted Bond Portfolio	(825,468)	—	—	84,590,644
MFS Institutional Money Market Portfolio	(94)	—	6,216	524,356
MFS International Growth Portfolio	(7,049)	2,468,650	765,770	50,938,310
MFS International Value Portfolio	1,521,395	838,852	1,049,948	50,976,705
MFS Limited Maturity Portfolio	(48,811)	—	977,074	69,366,026
MFS Mid Cap Growth Series	634,973	9,772,874	—	121,452,991
MFS Mid Cap Value Portfolio	(994,766)	7,554,273	3,799,365	123,530,388
MFS New Discovery Series	(147,587)	665,395	509,341	26,178,087
MFS New Discovery Value Portfolio	115,098	2,030,749	743,292	26,853,572
MFS Research International Portfolio	(3,586)	—	1,993,908	121,368,345
MFS Research Series	1,359,498	12,779,345	2,465,779	139,391,262
MFS Total Return Bond Series	(1,178,515)	—	7,384,191	205,994,030
MFS Value Series	2,898,304	12,815,613	3,508,977	158,185,629

	$4,266,134	$59,359,126	$35,338,268	$1,725,927,154

18

MFS Moderate Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Moderate Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Moderate Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Moderate Allocation Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

19

MFS Moderate Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

20

MFS Moderate Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

21

MFS Moderate Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

22

MFS Moderate Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was lower than the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

23

MFS Moderate Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $92,355,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 20.27% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2016

MFS® NEW DISCOVERY VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VDV-ANN

MFS® NEW DISCOVERY VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Value Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Donald Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of still-low inflation. Even after the rise in yields following the election, interest rates remain low by historical standards.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
TCF Financial Corp.	1.9%
Wintrust Financial Corp.	1.7%
El Paso Electric Co.	1.7%
Huntington Bancshares, Inc.	1.6%
MSC Industrial Direct Co., Inc., “A”	1.5%
First Interstate BancSystem, Inc.	1.5%
Portland General Electric Co.	1.5%
Allison Transmission Holdings, Inc.	1.5%
Berkshire Hills Bancorp, Inc.	1.4%
Plexus Corp.	1.4%

Equity sectors
Financial Services	35.4%
Industrial Goods & Services	12.5%
Technology	7.4%
Basic Materials	6.8%
Health Care	6.2%
Autos & Housing	6.1%
Utilities & Communications	5.3%
Energy	4.1%
Special Products & Services	4.0%
Transportation	3.5%
Retailing	3.4%
Consumer Staples	2.6%
Leisure	2.5%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/16.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2016, Initial Class shares of the MFS New Discovery Value Portfolio (“fund”) provided a total return of 27.17%, while Service Class shares of the fund provided a total return of 26.73%. These compare with a return of 31.74% over the same period for the fund’s benchmark, the Russell 2000® Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in the reporting period, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was a headwind for multinationals late in the period. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Detractors from Performance

Stock selection in both the basic materials and energy sectors weakened performance relative to the Russell 2000® Value Index. Within the basic materials sector, the fund’s overweight position in packaging products and solutions provider Multi Packaging Solutions International, and holdings of packaging company Graphic Packaging Holdings (b), held back relative returns. Shares of Multi Packaging Solutions fell during the reporting period as the loss of key customers and weak operational performance appeared to have weighed on investor sentiment. Within the energy sector, holding shares of oil and gas tubular services provider Frank’s International (b) detracted from relative results.

An overweight position and security selection in the health care sector further hindered relative performance. Within this sector, holding shares of health facilities operator LifePoint Health (b), physician services provider Mednax (b) and surgical supply company Steris (b) (United Kingdom) dampened relative returns. An overweight position in non-urban hospital operator Community Health Systems also hurt relative results.

Elsewhere, an overweight position in automotive products recycler Fenix Parts, and not holding shares of strong-performing global semiconductor company Advanced Micro Devices, detracted from relative results. Shares of Fenix Parts declined during the reporting period as the company delayed filing its 10K report with the SEC while the company continued to deal with accounting complexities surrounding the combinations of multiple business entities.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS New Discovery Value Portfolio

Management Review – continued

Contributors to Performance

Strong security selection in the financial services, industrial goods & services and transportation sectors lifted relative returns. Within the financial services sector, overweight positions in real estate company RMR Group (h) and real estate investment trust Entertainment Properties (h), as well as holding shares of full-service commercial bank East West Bancorp (b), aided relative performance. Shares of all three companies outpaced the benchmark during the reporting period as the financial services sector, as a whole, benefited from the US election of Donald Trump and prospects for a less stringent regulatory environment and higher interest rates. Within the industrial goods & services sector, holding shares of municipal waste services company Waste Connections (b)(h) (Canada) and industrial equipment distributor MSC Industrial Direct (b) supported relative results. Lastly, although strong stock selection in the transportation sector was a positive factor impacting relative returns, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Stocks in other sectors that strengthened relative results included holdings of technology products wholesaler Ingram Micro (b)(h) and healthcare services provider HMS Holdings (b), as well as overweight positions in specialty chemicals and materials manufacturer Ingevity, motion picture exhibitor Carmike Cinemas (h) and oilfield products company Forum Energy Technologies.

Respectfully,

Kevin Schmitz

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/16

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/16

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	27.17%	14.51%	10.84%
Service Class	10/01/08	26.73%	14.22%	10.56%

Comparative benchmark
Russell 2000® Value Index (f)		31.74%	15.07%	9.71%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000® Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2016 through December 31, 2016

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/16	Ending Account Value 12/31/16	Expenses Paid During Period (p) 7/01/16-12/31/16
Initial Class	Actual	0.85%	$1,000.00	$1,178.00	$4.65
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
Service Class	Actual	1.10%	$1,000.00	$1,175.84	$6.02
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS New Discovery Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.8%
Aerospace – 1.7%
Leidos Holdings, Inc.	8,044	$411,371
ManTech International Corp., “A”	12,875	543,969

		$955,340

Automotive – 0.2%
Fenix Parts, Inc. (a)(l)	39,965	$112,701

Brokerage & Asset Managers – 2.0%
Apollo Global Management LLC, “A”	20,415	$395,234
NASDAQ, Inc.	5,801	389,363
Raymond James Financial, Inc.	4,794	332,080

		$1,116,677

Business Services – 2.4%
Forrester Research, Inc.	5,806	$249,368
PRA Group, Inc. (a)	9,697	379,153
Travelport Worldwide Ltd.	47,349	667,621

		$1,296,142

Chemicals – 0.7%
Ingevity Corp. (a)	6,820	$374,145

Computer Software – 0.3%
TiVo, Inc. (a)	7,383	$154,305

Computer Software – Systems – 2.7%
Model N, Inc. (a)	28,311	$250,552
NICE Systems Ltd., ADR	10,282	706,990
Verint Systems, Inc. (a)	15,358	541,370

		$1,498,912

Construction – 5.9%
Armstrong World Industries, Inc. (a)	9,775	$408,595
GMS, Inc. (a)	14,481	424,004
Owens Corning	12,304	634,394
Siteone Landscape Supply, Inc. (a)	16,666	578,810
Toll Brothers, Inc. (a)	21,094	653,914
TopBuild Corp. (a)	14,881	529,764

		$3,229,481

Consumer Products – 1.2%
Sensient Technologies Corp.	8,162	$641,370

Consumer Services – 0.4%
ServiceMaster Global Holdings, Inc. (a)	6,499	$244,817

Containers – 2.5%
Berry Plastics Group, Inc. (a)	11,640	$567,217
Graphic Packaging Holding Co.	42,798	534,119
Multi Packaging Solutions International Ltd. (a)	17,730	252,830

		$1,354,166

Electrical Equipment – 3.4%
MSC Industrial Direct Co., Inc., “A”	9,204	$850,358
TriMas Corp. (a)	23,568	553,848

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – continued
WESCO International, Inc. (a)	7,162	$476,631

		$1,880,837

Electronics – 3.3%
Integrated Device Technology, Inc. (a)	12,615	$297,209
OSI Systems, Inc. (a)	6,272	477,425
Plexus Corp. (a)	14,415	778,987
Ultratech, Inc. (a)	11,055	265,099

		$1,818,720

Energy – Independent – 1.7%
Cabot Oil & Gas Corp.	11,315	$264,318
Energen Corp. (a)	11,651	671,913

		$936,231

Engineering – Construction – 1.2%
KBR, Inc.	38,480	$642,231

Entertainment – 1.5%
International Speedway Corp.	8,688	$319,718
Parques Reunidos Servicios Centrales S.A.U. (a)	31,384	503,970

		$823,688

Food & Beverages – 1.4%
Cal-Maine Foods, Inc. (l)	8,183	$361,484
TreeHouse Foods, Inc. (a)	5,697	411,266

		$772,750

Health Maintenance Organizations – 0.6%
Molina Healthcare, Inc. (a)	6,534	$354,535

Insurance – 6.8%
Allied World Assurance Co.	10,941	$587,641
Aspen Insurance Holdings Ltd.	11,720	644,600
Everest Re Group Ltd.	3,049	659,804
Hanover Insurance Group, Inc.	6,211	565,263
Safety Insurance Group, Inc.	8,470	624,239
Third Point Reinsurance Ltd. (a)	29,008	335,042
Validus Holdings Ltd.	5,770	317,408

		$3,733,997

Leisure & Toys – 1.0%
Brunswick Corp.	10,547	$575,233

Machinery & Tools – 4.6%
Allison Transmission Holdings, Inc.	23,809	$802,125
Herman Miller, Inc.	7,682	262,724
ITT, Inc.	7,739	298,493
Regal Beloit Corp.	9,766	676,296
SPX FLOW, Inc. (a)	15,453	495,423

		$2,535,061

Major Banks – 1.6%
Huntington Bancshares, Inc.	66,590	$880,320

7

MFS New Discovery Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical & Health Technology & Services – 4.0%
Community Health Systems, Inc. (a)	9,896	$55,319
HMS Holdings Corp. (a)	22,994	417,571
LifePoint Hospitals, Inc. (a)	12,796	726,813
MEDNAX, Inc. (a)	9,232	615,405
Premier, Inc., “A” (a)	12,979	394,042

		$2,209,150

Medical Equipment – 1.6%
Steris PLC	8,146	$548,959
VWR Corp. (a)	12,195	305,241

		$854,200

Natural Gas – Pipeline – 0.9%
Boardwalk Pipeline Partners LP	29,379	$510,019

Network & Telecom – 1.1%
Ixia (a)	37,385	$601,899

Oil Services – 2.4%
Forum Energy Technologies, Inc. (a)	17,928	$394,416
Frank’s International N.V. (l)	29,205	359,514
Superior Energy Services, Inc.	16,972	286,487
Tesco Corp. (a)	35,055	289,204

		$1,329,621

Other Banks & Diversified Financials – 19.3%
Air Lease Corp.	15,877	$545,057
Berkshire Hills Bancorp, Inc.	21,635	797,250
Brookline Bancorp, Inc.	41,474	680,174
East West Bancorp, Inc.	10,530	535,240
Element Fleet Management Corp.	66,050	612,954
Encore Capital Group, Inc. (a)(l)	15,643	448,172
First Interstate BancSystem, Inc.	19,420	826,321
Glacier Bancorp, Inc.	17,855	646,887
Lakeland Financial Corp.	14,137	669,528
Sandy Spring Bancorp, Inc.	17,743	709,543
Santander Consumer USA Holdings, Inc. (a)	27,435	370,373
TCF Financial Corp.	52,972	1,037,721
Texas Capital Bancshares, Inc. (a)	6,770	530,768
UMB Financial Corp.	8,300	640,096
Valley National Bancorp	52,196	607,561
Wintrust Financial Corp.	13,084	949,506

		$10,607,151

Pollution Control – 1.6%
Advanced Disposal Services, Inc. (a)	12,534	$278,505
Clean Harbors, Inc. (a)	10,986	611,371

		$889,876

Real Estate – 5.7%
Corporate Office Properties Trust, REIT	19,002	$593,242
Medical Properties Trust, Inc., REIT	51,461	632,970
Select Income, REIT	29,550	744,660
STAG Industrial, Inc., REIT	22,505	537,194
Store Capital Corp., REIT	24,713	610,658

		$3,118,724

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Special Products & Services – 1.2%
Hostess Brands, Inc. (a)	48,995	$636,935

Specialty Chemicals – 3.6%
A. Schulman, Inc.	12,372	$413,843
Ferro Corp. (a)	43,550	624,072
Ferroglobe PLC	48,634	526,706
Ferroglobe R&W Trust (a)	51,001	0
Univar, Inc. (a)	15,435	437,891

		$2,002,512

Specialty Stores – 3.4%
Citi Trends, Inc.	19,345	$364,460
Express, Inc. (a)	27,590	296,868
Michaels Co., Inc. (a)	14,933	305,380
Tuesday Morning Corp. (a)	48,949	264,325
Urban Outfitters, Inc. (a)	12,166	346,488
Zumiez, Inc. (a)	14,433	315,361

		$1,892,882

Trucking – 3.5%
Knight Transportation, Inc.	18,259	$603,460
Marten Transport Ltd.	21,698	505,563
Swift Transportation Co. (a)	17,225	419,601
Werner Enterprises, Inc.	15,058	405,813

		$1,934,437

Utilities – Electric Power – 4.4%
El Paso Electric Co.	19,667	$914,516
PNM Resources, Inc.	19,839	680,478
Portland General Electric Co.	18,620	806,805

		$2,401,799

Total Common Stocks (Identified Cost, $42,568,451)		$54,920,864

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.51% (v) (Identified Cost, $416,540)	416,540	$416,540

COLLATERAL FOR SECURITIES LOANED – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio 0.50% (j) (Identified Cost, $146,278)	146,278	$146,278

Total Investments (Identified Cost, $43,131,269)		$55,483,682

OTHER ASSETS, LESS LIABILITIES – (0.9)%		(472,071)

NET ASSETS – 100.0%		$55,011,611

8

MFS New Discovery Value Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/16
Assets
Investments
Non-affiliated issuers, at value (identified cost, $42,714,729)	$55,067,142
Underlying affiliated funds, at value (identified cost, $416,540)	416,540
Total investments, at value, including $537,420 of securities on loan (identified cost, $43,131,269)	$55,483,682
Receivable for interest and dividends	68,094
Other assets	45
Total assets		$55,551,821
Liabilities
Payable for fund shares reacquired	$354,816
Collateral for securities loaned, at value (c)	146,278
Payable to affiliates
Investment adviser	1,710
Shareholder servicing costs	18
Distribution and/or service fees	172
Payable for independent Trustees’ compensation	32
Accrued expenses and other liabilities	37,184
Total liabilities		$540,210
Net assets		$55,011,611
Net assets consist of
Paid-in capital	$37,148,560
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,352,424
Accumulated net realized gain (loss) on investments and foreign currency	5,027,770
Undistributed net investment income	482,857
Net assets		$55,011,611
Shares of beneficial interest outstanding		5,102,820

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$46,635,337	4,321,802	$10.79
Service Class	8,376,274	781,018	10.72

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

10

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/16
Net investment income
Income
Dividends	$963,492
Interest	15,166
Dividends from underlying affiliated funds	3,375
Other	98
Foreign taxes withheld	(3,689)
Total investment income		$978,442
Expenses
Management fee	$495,245
Distribution and/or service fees	20,641
Shareholder servicing costs	3,251
Administrative services fee	18,282
Independent Trustees’ compensation	3,108
Reimbursement of custodian expenses	(7,807)
Shareholder communications	5,497
Audit and tax fees	52,540
Legal fees	630
Miscellaneous	9,268
Total expenses		$600,655
Reduction of expenses by investment adviser	(102,741)
Net expenses		$497,914
Net investment income		$480,528
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$5,382,872
Underlying affiliated funds	(49)
Foreign currency	2,366
Net realized gain (loss) on investments and foreign currency		$5,385,189
Change in unrealized appreciation (depreciation)
Investments	$7,578,045
Translation of assets and liabilities in foreign currencies	19
Net unrealized gain (loss) on investments and foreign currency translation		$7,578,064
Net realized and unrealized gain (loss) on investments and foreign currency		$12,963,253
Change in net assets from operations		$13,443,781

See Notes to Financial Statements

11

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2016	2015
Change in net assets
From operations
Net investment income	$480,528	$484,169
Net realized gain (loss) on investments and foreign currency	5,385,189	5,279,085
Net unrealized gain (loss) on investments and foreign currency translation	7,578,064	(7,016,202)
Change in net assets from operations	$13,443,781	$(1,252,948)
Distributions declared to shareholders
From net investment income	$(482,043)	$(344,337)
From net realized gain on investments	(5,204,769)	(5,015,560)
Total distributions declared to shareholders	$(5,686,812)	$(5,359,897)
Change in net assets from fund share transactions	$(8,250,152)	$(3,104,656)
Total change in net assets	$(493,183)	$(9,717,501)
Net assets
At beginning of period	55,504,794	65,222,295
At end of period (including undistributed net investment income of $482,857 and $482,006, respectively)	$55,011,611	$55,504,794

See Notes to Financial Statements

12

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.44		$10.74	$12.12	$8.85	$8.33
Income (loss) from investment operations
Net investment income (d)	$0.09	(c)	$0.09	$0.06	$0.06	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.34		(0.40)	0.35	3.44	0.72
Total from investment operations	$2.43		$(0.31)	$0.41	$3.50	$0.83
Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.07)	$(0.07)	$(0.12)	$(0.01)
From net realized gain on investments	(0.98)		(0.92)	(1.72)	(0.11)	(0.30)
Total distributions declared to shareholders	$(1.08)		$(0.99)	$(1.79)	$(0.23)	$(0.31)
Net asset value, end of period (x)	$10.79		$9.44	$10.74	$12.12	$8.85
Total return (%) (k)(r)(s)(x)	27.03	(c)	(2.56)	3.44	39.94	9.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	(c)	1.10	1.10	1.06	1.13
Expenses after expense reductions (f)	0.87	(c)	0.88	0.98	1.05	N/A
Net investment income	0.91	(c)	0.83	0.56	0.55	1.23
Portfolio turnover	48		53	49	55	146
Net assets at end of period (000 omitted)	$46,635		$47,068	$54,917	$57,686	$52,375

See Notes to Financial Statements

13

MFS New Discovery Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.38		$10.68	$12.06	$8.80	$8.30
Income (loss) from investment operations
Net investment income (d)	$0.06	(c)	$0.06	$0.03	$0.03	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	2.33		(0.40)	0.34	3.43	0.72
Total from investment operations	$2.39		$(0.34)	$0.37	$3.46	$0.80
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.04)	$(0.03)	$(0.09)	$—
From net realized gain on investments	(0.98)		(0.92)	(1.72)	(0.11)	(0.30)
Total distributions declared to shareholders	$(1.05)		$(0.96)	$(1.75)	$(0.20)	$(0.30)
Net asset value, end of period (x)	$10.72		$9.38	$10.68	$12.06	$8.80
Total return (%) (k)(r)(s)(x)	26.73	(c)	(2.90)	3.19	39.68	9.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	(c)	1.35	1.35	1.31	1.38
Expenses after expense reductions (f)	1.12	(c)	1.13	1.23	1.30	N/A
Net investment income	0.66	(c)	0.58	0.30	0.29	0.91
Portfolio turnover	48		53	49	55	146
Net assets at end of period (000 omitted)	$8,376		$8,437	$10,305	$11,434	$11,816

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

15

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$54,920,864	$—	$0	$54,920,864
Mutual Funds	562,818	—	—	562,818
Total Investments	$55,483,682	$—	$0	$55,483,682

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/15	$—
Received as part of corporate action	0
Balance as of 12/31/16	$0

The net change in unrealized appreciation (depreciation) from investments held as level 3 at December 31, 2016 is $0. At December 31, 2016, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $537,420. The fair value of the fund’s investment securities on loan and a related liability of $146,278 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $415,635. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is

16

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/16	12/31/15
Ordinary income (including any short-term capital gains)	$1,506,595	$650,770
Long-term capital gains	4,180,217	4,709,127
Total distributions	$5,686,812	$5,359,897

17

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/16
Cost of investments	$43,406,695
Gross appreciation	13,115,592
Gross depreciation	(1,038,605)
Net unrealized appreciation (depreciation)	$12,076,987
Undistributed ordinary income	1,420,586
Undistributed long-term capital gain	4,365,467
Other temporary differences	11

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
Initial Class	$429,416	$315,034	$4,421,516	$4,256,112
Service Class	52,627	29,303	783,253	759,448
Total	$482,043	$344,337	$5,204,769	$5,015,560

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $250 million of average daily net assets	0.90%
Average daily net assets in excess of $250 million	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2016, this management fee reduction amounted to $3,907, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2018. For the year ended December 31, 2016, this reduction amounted to $98,834, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2016, the fee was $2,503, which equated to 0.0045% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2016, these costs amounted to $748.

18

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2016 was equivalent to an annual effective rate of 0.0332% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2016, the fee paid by the fund under this agreement was $110 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $26,323,581 and $38,291,212, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	190,429	$1,881,992	182,362	$1,821,842
Service Class	110,795	1,102,645	68,788	652,953
	301,224	$2,984,637	251,150	$2,474,795
Shares issued to shareholders in reinvestment of distributions
Initial Class	500,096	$4,850,932	500,125	$4,571,146
Service Class	86,619	835,880	86,771	788,751
	586,715	$5,686,812	586,896	$5,359,897
Shares reacquired
Initial Class	(1,357,333)	$(13,806,560)	(806,455)	$(8,613,178)
Service Class	(315,861)	(3,115,041)	(221,257)	(2,326,170)
	(1,673,194)	$(16,921,601)	(1,027,712)	$(10,939,348)
Net change
Initial Class	(666,808)	$(7,073,636)	(123,968)	$(2,220,190)
Service Class	(118,447)	(1,176,516)	(65,698)	(884,466)
	(785,255)	$(8,250,152)	(189,666)	$(3,104,656)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 49%, 16%, and 11%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition,

19

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2016, the fund’s commitment fee and interest expense were $340 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,447,088	15,626,635	(16,657,183)	416,540

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(49)	$—	$3,375	$416,540

20

MFS New Discovery Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS New Discovery Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Value Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2017

21

MFS New Discovery Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

22

MFS New Discovery Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2017, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Kevin Schmitz

23

MFS New Discovery Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS New Discovery Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $250 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

25

MFS New Discovery Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Variable Insurance Portfolios”, then “VIT III” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,599,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 42.07% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. However, effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2016 and 2015, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Blended Research Small Cap Equity Portfolio	42,731	42,731
MFS Conservative Allocation Portfolio	29,070	29,070
MFS Global Real Estate Portfolio	43,644	43,644
MFS Growth Allocation Portfolio	29,070	29,070
MFS Inflation-Adjusted Bond Portfolio	33,563	33,563
MFS Limited Maturity Portfolio	53,515	53,515
MFS Mid Cap Value Portfolio	44,042	44,042
MFS Moderate Allocation Portfolio	29,070	29,070
MFS New Discovery Value Portfolio	42,731	42,731
Total	347,436	347,436

For the fiscal years ended December 31, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio	2,400	2,400	4,806	4,806	0	27
To MFS Conservative Allocation Portfolio	2,400	2,400	4,806	4,806	0	165
To MFS Global Real Estate Portfolio	2,400	2,400	5,123	5,123	0	50
To MFS Growth Allocation Portfolio	2,400	2,400	4,806	4,806	0	112
To MFS Inflation-Adjusted Bond Portfolio	2,400	2,400	4,004	4,004	0	89
To MFS Limited Maturity Portfolio	2,400	2,400	4,806	4,806	0	175
To MFS Mid Cap Value Portfolio	2,400	2,400	4,806	4,806	0	72
To MFS Moderate Allocation Portfolio	2,400	2,400	4,806	4,806	0	425
To MFS New Discovery Value Portfolio	2,400	2,400	4,806	4,806	0	13
Total fees billed by Deloitte To above Funds:	21,600	21,600	42,769	42,769	0	1,128

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Conservative Allocation Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Global Real Estate Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Growth Allocation Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Limited Maturity Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Moderate Allocation Portfolio*	0	186,019	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS New Discovery Value Portfolio*	0	186,019	0	0	5,000	5,000

	Aggregate fees for non-audit services:
	2016	2015
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS Related Entities#	117,718	198,252
To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities#	117,718	198,390
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities#	118,035	198,592
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities#	117,718	198,337
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities#	116,916	197,512
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities#	117,718	198,400
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#	117,718	198,297
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities#	117,718	198,650
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities#	117,718	198,238

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST III

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2017

*	Print name and title of each signing officer under his or her signature.